ANNUAL REPORT
                                DECEMBER 31, 1998

                                   LEGG MASON
                               INCOME TRUST, INC.

                          U.S. GOVERNMENT INTERMEDIATE
                                INVESTMENT GRADE
                                   HIGH YIELD
                          U.S. GOVERNMENT MONEY MARKET

                                  PRIMARY CLASS

                      [LEGG MASON FUNDS LOGO APPEARS HERE]

                               HOW TO INVEST(SM)


Investment Manager
     Legg Mason Fund Adviser, Inc.
     Baltimore, MD

Investment Adviser
     Western Asset Management Company
     Pasadena, CA

Board of Directors
     John F. Curley, Jr., Chairman
     Edmund J. Cashman, Jr., Vice Chairman
     Richard G. Gilmore
     Arnold L. Lehman
     Dr. Jill E. McGovern
     T. A. Rodgers

Transfer and Shareholder Servicing Agent
     Boston Financial Data Services
     Boston, MA

Custodian
     State Street Bank & Trust Company
     Boston, MA

Counsel
     Kirkpatrick & Lockhart LLP Washington, D.C.

Independent Accountants
     PricewaterhouseCoopers LLP
     Baltimore, MD


This report is not to be distributed unless preceded or accompanied by a prospectus.


                      LEGG MASON WOOD WALKER, INCORPORATED
--------------------------------------------------------------------------------

                                100 Light Street
                     P.O. Box 1476, Baltimore, MD 21203-1476
                                410 o 539 o 0000
LMF-056

To Our Shareholders,

  We are pleased to provide you with Legg Mason Income Trust's annual report, combining reports for the Legg Mason U.S. Government Intermediate-Term Portfolio, Investment Grade Income Portfolio, High Yield Portfolio and the U.S. Government Money Market Portfolio.

  The following table summarizes key statistics for the Primary Class of each portfolio, as of December 31, 1998:

                                                                 Net Asset Value
                                     SEC Yield*    Average Life     Per Share
                                     ----------    ------------     ---------
      Government Intermediate          4.58%         7.6 years      $10.51
      Investment Grade                 5.03%        12.9 years      $10.52
      High Yield                       7.85%         5.8 years      $14.72
      Government Money Market+         4.28%         72 days        $ 1.00

  In calendar 1998, total returns for the Primary Class of shares of the Government Intermediate, Investment Grade and High Yield Portfolios were 6.56%, 6.99% and -1.79%, respectively. (Total return measures investment performance in terms of appreciation or depreciation in a portfolio's net asset value per share, plus dividends and any capital gain distributions). Beginning on page 3, portfolio managers responsible for the Income Trust discuss recent results and the investment outlook. The Funds' total returns in various periods since their inceptions are shown on subsequent pages of the report.

  For each of our Funds, historical performance is not indicative of future results, and the principal value of our holdings will continue to fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

  The Board of Directors recently approved a long-term capital gain of $0.096 and $0.012 per share to Primary Class shareholders of Investment Grade and High Yield, respectively, and a short-term capital gain of $0.09 per share to Primary Class shareholders of Investment Grade, payable on December 10, 1998 to shareholders of record on December 9, 1998.

  During 1998, attention increasingly focused on the Year 2000 issue. As you may know, the Year 2000 issue is a computer programming problem that affects the ability of computers to correctly process dates of January 1, 2000, and beyond. The Funds' Year 2000 project is well underway, and is designed to ensure that the Year 2000 date change will have no adverse impact on our ability to service our shareholders. The Funds are committed to taking those steps necessary to protect Fund investors including efforts to determine that the Year 2000 problem will not affect such vital service functions as shareholder transaction processing and recordkeeping. In addition, we are continuously monitoring the Year 2000 efforts of our vendors, and will perform tests with our critical vendors throughout 1999. Although the Funds are taking steps to ensure that all of their systems will function properly before, during, and after the Year 2000, the Funds could be adversely affected by computer related problems associated with the Year 2000. Contingency plans to ensure that functions critical to the Funds' operations will continue without interruption are under development. We are on target to complete this important project and look forward to continuing extensive testing (including industry-wide testing) with our industry peers, regulators and vendors throughout 1999.

  Many of our shareholders regularly add to their Fund holdings by authorizing automatic, monthly transfers from their bank checking or Legg Mason accounts. Your Legg Mason Financial Advisor will be happy to help you make these arrangements if you would like to purchase shares in this convenient way.


                                                   Sincerely,



                                                   /s/ John F. Curley, Jr.

                                                   John F. Curley, Jr.
                                                   Chairman



February 9, 1999

--------------

*SEC yields reported for the U.S. Government Intermediate, Investment Grade and
 High Yield Portfolios are for the 30 days ended December 31, 1998. For the U.S. Government Money Market Portfolio the SEC yield is for the 7 days ended December 31, 1998.
+An investment in the U.S. Government Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the U.S. Government Money Market Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

PORTFOLIO MANAGERS' COMMENTS
Legg Mason Income Trust, Inc.

Market Overview

  Fixed-income markets were roiled in the second half of 1998 by both the devaluation of the Russian ruble and Russia's decision to default on some of its loan obligations. Leveraged hedge funds were severely impacted, and their unwinding operations contributed to produce a severe shortage of liquidity and flight to quality. By the time the dust settled, non-Treasury sectors had experienced the sharpest and most dramatic widening of spreads in the history of the bond market. Following the Federal Reserve's move to ease monetary policy three times in quick succession, some calm was restored to the markets by year end, particularly in the corporate and emerging market sectors. Long-term Treasury yields fell about 50 basis points1 for the period, with shorter-term yields falling almost 90 basis points, thus continuing the rally that began in the first half of the year. Overall, the US economy remained remarkably healthy despite the ongoing global turmoil, and inflation remained low and stable.

U.S. Government Intermediate and Investment Grade Portfolios

  Given that both Funds traditionally emphasize non-Treasury sectors, it is not surprising that performance suffered during the six months ended December 31, 1998, as spreads widened. On the positive side, both Funds were well-positioned for declining interest rates and we had shifted their emphasis to benefit from a steepening of the yield curve early in the period; both of these strategies were rewarded. Both Funds were also insulated from the full brunt of wider spreads by our relatively cautious approach to overweighting both corporate and mortgage-backed securities. We had generally upgraded the quality of domestic credits, preferring to take higher levels of credit risk only in the emerging market area where spreads appeared much more attractive. Even so, our overweighting to credit risk was modest compared to previous periods, and we emphasized shorter maturity sovereign debt from major emerging market countries to minimize systemic risk. In the mortgage sector our overweighting was more aggressive, but also balanced by a heavy emphasis on current and discount coupons in order to minimize prepayment risk in a falling interest rate environment, and this strategy was rewarded with better relative performance. As before, both Funds were negatively impacted by a moderate exposure to inflation-indexed bonds, since real interest rates rose even as nominal rates fell.

  For the six months ended December 31, Government Intermediate produced a total return of 3.3%, versus the Salomon Brothers Medium
Term-Treasury/Government-Sponsored Index return of 4.9%. Investment Grade generated a total return of 3.6% versus the Salomon Brothers Broad Investment-Grade Index return of 4.6%.

High Yield Portfolio

  Due to the significant widening of credit spreads discussed above, the high yield sector of the bond market sharply underperformed the investment grade sector during the period. The High Yield Portfolio in particular suffered from several adverse developments. To begin with, its sensitivity to lower quality credits was somewhat higher than that of the high yield market as a whole, despite our earlier efforts to upgrade its quality. Consequently, it underperformed as quality spreads widened dramatically. An overweighting to the telecommunications sector also detracted from performance, as

----------
(1) 100 basis points = 1%
this proved to be the most volatile and illiquid sector. A fairly significant level of Fund redemptions during the height of the Russian deleveraging crisis proved to be the most difficult factor to deal with, as a severe lack of liquidity at the time forced the Fund to incur substantial transaction costs when selling securities to raise cash. Furthermore, our efforts to anticipate redemptions resulted in holding cash during the latter part of the period when prices recovered unexpectedly.

  For the six months ended December 31, High Yield posted a total return of -9.6% versus the Lehman Brothers High Yield Index return of -2.8%.

Market Commentary and Outlook

  Following numerous moves by the world's central banks to reduce interest rates in the past several months, the key question today is whether monetary policy has eased sufficiently to ensure trouble-free economic growth going forward. The willingness of central banks to relax monetary policy in the face of serious threats to global financial stability is encouraging, and has clearly reduced the risk of a serious financial meltdown, deflation or recession. However, in our view the moves to date do not appear to have eliminated extant deflationary risks, and they do not rule out the risk of a slowdown in the US economy.

  Despite three Fed moves to lower nominal rates, the yield curve is still relatively flat, commodity prices are uniformly weak, and credit spreads remain at distressed levels--all classic signs of tight money. The tight money squeeze has been felt the most by emerging market and Asian economies, being heavily dependent on commodity exports and indebted in dollars. The current level of emerging market spreads is punishingly high, bringing inexorable pressure on those economies to slow. This has already caused a slowdown in US exports, which in turn helps explain the sharp drop in US manufacturing activity.

  Since tight money means firms on balance cannot pass along higher labor costs to consumers, an earnings squeeze is the inevitable result. This explains a noticeable slowdown in the growth of payroll employment over the course of the past year, just as a significant erosion of corporate profitability and cash flows is working to slow the pace of capital investment. Moreover, tighter fiscal policy in the US is slowly eroding the underpinnings of consumer demand. Prosperity has pushed consumers into higher marginal tax brackets, leading to a significant increase in tax burdens and a decline in discretionary income. We believe these factors will combine to result in a noticeable slowdown in GDP growth in the next 6-9 months, while at the same time inflation pressures remain very low, nonexistent or even negative.

Strategy

  Whether this slowdown is mild or recessionary is the critical question, as is the degree to which deflation persists. If accompanied by Fed ease, mild deflation and a mild slowdown likely would be fertile ground for all financial assets. If the Fed is slow to ease, however, a more pronounced deflation or recession is not out of the question. Since either scenario would imply lower yields, with short-term rates likely leading the way, we will continue to be long our duration benchmarks, with a bulleted exposure to the yield curve in anticipation of lower short-term rates over time.

  Although the corporate bond market has largely discounted the possibility of a recession in 1999, the reality of one would likely cause credit spreads to widen further as Treasury yields fell. Though we are cognizant of these risks, we think the inherent dynamism of the US economy and the Fed's willingness and ability to ease policy make a doomsday scenario unlikely. Consequently, we are overweight corporate bonds--in light of their historically attractive spreads--but cautiously so, keeping average quality higher than usual in light of our view that the economy is likely to slow and deflation risks remain high.

  In the emerging markets area, where spreads appear to more than compensate for risk given the impressive structural reforms that many countries have undertaken, our caution takes the form of an emphasis on shorter maturities and major sovereign issuers to minimize systemic risk. We believe mortgage-backed securities are still attractive since they offer very attractive spreads and very high quality. Moreover, we believe that mortgage spreads will narrow as interest rate volatility subsides and the yield curve steepens. Finally, we also remain overweight in inflation-adjusted bonds, in the belief that their yields are very attractive at current levels and should decline -- producing price gains -- as the Fed eventually engineers a reduction in real interest rates.





                                                Western Asset Management Company
February 9, 1999

PERFORMANCE INFORMATION
Legg Mason Income Trust, Inc.

Performance Comparison of a $10,000 Investment as of December 31, 1998

  The returns shown on these pages are based on historical results and are not intended to indicate future performance. Total return measures investment performance in terms of appreciation or depreciation in a Fund's net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. The investment return and principal value of an investment in each of these Funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in a Fund's return, so they differ from actual year-to-year results. No adjustment has been made for any income taxes payable by shareholders.

  The following graphs compare each Fund's total returns against that of the most closely matched broad-based securities market index. The lines illustrate the cumulative total return of an initial $10,000 investment for the periods indicated. The line for each Fund represents the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling securities. The line representing the securities market index does not include any transaction costs associated with buying and selling securities in the index or other administrative expenses.

  The Government Intermediate, Investment Grade and High Yield Portfolios each have two classes of shares: Primary Class and Navigator Class. Information about the Navigator Class, offered only to certain institutional investors, is contained in a separate report to its shareholders. The U.S. Government Money Market Portfolio is excluded from this performance information because it does not have a variable share price.


U.S. Government Intermediate-Term Portfolio

               CUMULATIVE        AVERAGE ANNUAL
              TOTAL RETURN        TOTAL RETURN
              ------------        ------------
One Year         +6.56%              +6.56%
Five Years      +32.98               +5.87
Ten Years      +111.96               +7.80

                                                             Years Ended December 31,
                                            1988      1989       1990       1991      1992      1993
                                            ----      ----       ----       ----      ----      ----
U.S. Government Intermediate               $10,000    $11,000   $12,299    $14,066    $14,946   $15,939
Salomon Brothers Medium-Term
 Treasury/Government-Sponsored Index(1)     10,000     11,266     12,351    14,094     15,074    16,312


                                                      Years Ended December 31,
                                            1994      1995      1996      1997      1998
                                            ----      ----      ----      ----      ----
U.S. Government Intermediate               $15,632    $17,802   $18,597    $19,890  $21,196
Salomon Brothers Medium-Term
 Treasury/Government-Sponsored Index(1)     16,030     18,336    19,082     20,568   22,318

(1) The Salomon Brothers Medium-Term Treasury/Government-Sponsored Index is an all-inclusive universe of institutionally traded U.S. Treasury and Government-Sponsored securities. The Index is market-capitalization weighted and includes fixed-rate bonds with maturities between 1 and 10 years.

INVESTMENT GRADE INCOME PORTFOLIO

               CUMULATIVE        AVERAGE ANNUAL
              TOTAL RETURN        TOTAL RETURN
              ------------        ------------
 One Year        +6.99%              +6.99%
 Five Years     +40.77               +7.08
 Ten Years     +131.75               +8.77


                                                             Years Ended December 31,
                                            1988      1989       1990       1991      1992      1993
                                            ----      ----       ----       ----      ----      ----
Investment Grade                           $10,000    $11,296   $11,951    $13,863    $14,801   $16,463
Salomon Brothers Broad Investment-Grade     10,000     11,443    12,483     14,478     15,575    17,120
 Bond Index(2)


                                                      Years Ended December 31,
                                            1994      1995      1996      1997      1998
                                            ----      ----      ----      ----      ----
Investment Grade                           $15,669    $18,826   $19,637    $21,661  $23,175
Salomon Brothers Broad Investment-Grade     16,632     19,714    20,427     22,396   24,347
 Bond Index(2)

(2) The Salomon Brothers Broad Investment-Grade Bond Index is a market-weighted index that contains approximately 4,700 individually priced investment grade bonds rated BBB or better. The Index includes U.S. Treasury/agency issues, mortgage pass-through securities and corporate issues.

HIGH YIELD PORTFOLIO

                    CUMULATIVE        AVERAGE ANNUAL
                   TOTAL RETURN        TOTAL RETURN
                   ------------        ------------

 One Year             -1.79%              -1.79%
 Life of Fund+       +49.84               +8.57

 + Inception Date -- February 1, 1994


                                2/1/94         6/94      12/94          6/95      12/95
High Yield                     $10,000        $9,739     $9,710        $10,611    $11,460
Lehman High Yield Index(3)      10,000         9,656      9,686         10,892     11,545



                                6/96      12/96          6/97      12/97          6/98      12/98
High Yield                    $12,241    $13,169       $14,085    $15,257        $16,581    $14,984
Lehman High Yield Index(3)     11,943     12,855        13,603     14,495         15,148     14,728

(3) The Lehman Brothers High Yield Index is comprised of approximately 760 publicly traded below-investment grade U.S. corporate bonds.

Statement of Net Assets
Legg Mason Income Trust, Inc.
December 31, 1998
(Amounts in Thousands)

U.S. Government Intermediate-Term Portfolio

                                               Rate    Maturity Date       Par/Shares      Value
------------------------------------------------------------------------------------------------
U.S. Government and Agency Obligations -- 47.8%

Fixed-rate Securities -- 38.3%
     Federal Farm Credit Bank                    6.66%   12/26/06           $ 5,850      $ 6,347
     Freddie Mac                                 6%      12/15/09             9,000        8,986
     Overseas Private Investment Corporation     6.93%   12/15/08            15,000       16,372
     Private Export Funding Corporation          5.82%   6/15/03              5,000        5,048
     Private Export Funding Corporation          7.03%   10/31/03             4,000        4,329
     Private Export Funding Corporation          5.31%   11/15/03            15,000       15,302F
     Tennessee Valley Authority                  6.235%  7/15/45              5,000        5,239
     United States Treasury Bonds                6.375%  8/15/27              1,320        1,517
     United States Treasury Notes                6.25%   1/31/02              2,020        2,110
     United States Treasury Notes                5.625%  12/31/02            32,590       33,674
     United States Treasury Notes                5.50%   1/31/03             12,180       12,540
     United States Treasury Notes                5.75%   8/15/03              6,120        6,391
     United States Treasury Notes                7.50%   2/15/05              1,810        2,072
     United States Treasury Notes                7%      7/15/06             12,540       14,278
     United States Treasury Notes                6.125%  8/15/07              2,770        3,025
     United States Treasury Notes                5.625%  5/15/08                640          683
                                                                                         -------
                                                                                         137,913
                                                                                         -------
     Inflation-indexed Securities -- 9.3%
     United States Treasury Inflation -
       Indexed Security                          3.375%  1/15/07             10,724       10,365E
     United States Treasury Inflation -
       Indexed Security                          3.625%  1/15/08             10,963       10,755E
     United States Treasury Inflation -
       Indexed Security                          3.625%  4/15/28             12,928       12,540E
                                                                                         -------
                                                                                          33,660
                                                                                         -------
     Stripped Securities D -- 0.2%
     United States Treasury Bonds                0%      5/15/99                600          590(2)
                                                                                         -------
     Total U.S. Government and Agency Obligations  (Identified Cost-- $170,366)          172,163
------------------------------------------------------------------------------------------------
U.S. Government Agency Mortgage-backed Securities -- 32.3%

     Fixed-rate Securities -- 28.7%
     Agriculture Mortgage (Farmer Mac)           7.92%   1/25/12              1,461        1,580
     Fannie Mae                                 11.50%   4/1/04               1,072        1,100
     Fannie Mae                                  5.75%   6/15/05              8,000        8,260
     Fannie Mae                                  7.23%   3/30/06              8,000        8,034
     Fannie Mae                                  8.50%   6/1/10 to 8/1/11     2,250        2,339
     Fannie Mae                                  6.50%   11/1/10 to 7/1/13   19,507       19,779
     Fannie Mae                                  7%      1/1/13 to 8/1/13     1,707        1,744

                                              Rate      Maturity Date      Par/Shares      Value
------------------------------------------------------------------------------------------------
     Fixed-rate Securities -- Continued
     Fannie Mae                                 9.50%    7/1/14 to 6/25/18 $  1,402    $   1,495
     Fannie Mae                                11%       12/1/15                567          617
     Fannie Mae                                 9%       11/1/21              1,602        1,704
     Fannie Mae                                 6.50%    4/1/24                  22           22
     Fannie Mae                                 7%       12/1/26 to 2/1/27    1,517        1,547
     Fannie Mae                                 6%       11/1/27                 10           10
     Freddie Mac                               10.75%    7/1/00                   2            2
     Freddie Mac                                8.75%    2/1/01 to 10/1/01      335          344
     Freddie Mac                                9%       2/1/02                 187          189
     Freddie Mac                                8.25%    2/1/08                 284          294
     Freddie Mac                                8.50%    12/1/08                217          227
     Freddie Mac                                9.75%    11/1/09                206          219
     Freddie Mac                                9.75%    11/1/14                148          157
     Freddie Mac                                8.50%    1/1/17                 594          618
     Freddie Mac                                9%       1/1/17 to 9/1/20     1,447        1,534
     Freddie Mac                                9.30%    4/15/19              2,541        2,695
     Freddie Mac                                5.50%    11/25/20               940          940
     Freddie Mac                                9%       1/1/21                 839          895
     Freddie Mac                                8.50%    6/1/21                 738          775
     Government National Mortgage Association   9%       7/15/04 to 8/15/06   3,070        3,200
     Government National Mortgage Association   7.50%    3/15/17                 20           20
     Government National Mortgage Association   9%       3/15/20 to 9/15/22      59           62
     Government National Mortgage Association   7.50%    2/15/22 to 3/15/23  12,336       12,728
     Government National Mortgage Association   7.50%    2/15/28 to 3/15/28  12,928       13,340
     Government National Mortgage Association   6%       3/15/28             11,730       11,627A
     Government National Mortgage Association   6.50%    3/15/28              3,988        4,028A
     Government National Mortgage Association   7%       3/15/28                200          205A
     Government National Mortgage Association   6.50%    7/15/28              1,000        1,010
------------------------------------------------------------------------------------------------
                                                                                         103,340
------------------------------------------------------------------------------------------------
     Stripped Securities D -- 0.3%
     Fannie Mae                               152%       11/25/20               156        1,168(1)
------------------------------------------------------------------------------------------------
     Indexed Security G -- 1.5%
     Government National Mortgage Association   7%       12/20/21             1,952        1,983
     Government National Mortgage Association   6.875%   6/20/22              3,219        3,276
------------------------------------------------------------------------------------------------
                                                                                           5,259
------------------------------------------------------------------------------------------------
     Variable-rate Securities C -- 1.8%
     Fannie Mae                                 7.687%   5/25/22              2,719        2,770
     Government National Mortgage Association   7%       10/20/17               530          541

Legg Mason Income Trust, Inc.

U.S. Government Intermediate-Term Portfolio - Continued

                                                Rate      Maturity Date      Par/Shares      Value
-----------------------------------------------------------------------------------------------------
     Variable-rate Securities C -- Continued
     Government National Mortgage Association   6.625%   7/20/22 to 8/20/22   $  3,237      $  3,287
-----------------------------------------------------------------------------------------------------
                                                                                               6,598
-----------------------------------------------------------------------------------------------------
     Total U.S. Government Agency Mortgage-backed Securities  (Identified Cost -- $115,440)  116,365
-----------------------------------------------------------------------------------------------------
Asset-backed Securities -- 0.2%
     AFC Home Equity Loan Trust                 7.75%    12/15/06                850             868
-----------------------------------------------------------------------------------------------------
     Total Asset-backed Securities  (Identified Cost -- $861)                                    868
-----------------------------------------------------------------------------------------------------
Corporate Bonds and Notes -- 13.5%
     Banking and Finance -- 3.4%
     Donaldson Lufkin & Jenrette                6.50%    6/1/08                6,000           6,170
     NationsBank Capital Trust III              5.898%   1/15/27               1,100           1,045
     NationsBank Corporation                    6.375%   5/15/05               5,000           5,197
----------------------------------------------------------------------------------------------------
                                                                                              12,412
----------------------------------------------------------------------------------------------------
     Food and Beverage -- 0.6%
     Philip Morris Companies Inc.               9.25%    2/15/00               2,000           2,083
----------------------------------------------------------------------------------------------------
     Healthcare -- 1.5%
     Columbia/HCA Healthcare Corporation        8.85%    1/1/07                5,000           5,262
----------------------------------------------------------------------------------------------------
     Industrial -- 2.2%
     Postal Square L.P.                         6.50%    6/15/22               4,905           5,121
     Raytheon Company                           6%       12/15/10              3,020           2,997F
----------------------------------------------------------------------------------------------------
                                                                                               8,118
----------------------------------------------------------------------------------------------------
     Media and Entertainment -- 2.3%
     News America Holdings, Incorporated        7.43%    10/1/26               2,300           2,393
     Time Warner, Inc.                          7.25%    10/15/17              3,330           3,620
     TCI Communications, Inc.                   8%       8/1/05                2,000           2,252
----------------------------------------------------------------------------------------------------
                                                                                               8,265
----------------------------------------------------------------------------------------------------
     Transportation -- 3.5%
     Burlington Northern Santa Fe Corporation   6.375%   12/15/05                310             320
     CSX Corporation                            5.85%    12/1/03               4,500           4,488
     CSX Corporation                            6.25%    10/15/08                600             608
     Norfolk Southern Corporation               7.35%    5/15/07               1,670           1,834
     Union Pacific Corporation                  5.78%    10/15/01              2,000           2,001
     Union Pacific Corporation                  7.25%    11/1/08               3,000           3,220
----------------------------------------------------------------------------------------------------
                                                                                              12,471
----------------------------------------------------------------------------------------------------
     Total Corporate Bonds and Notes  (Identified Cost -- $47,612)                            48,611
----------------------------------------------------------------------------------------------------

                                               Rate    Maturity Date       Par/Shares      Value
-------------------------------------------------------------------------------------------------
Mortgage-backed Securities -- 1.7%

     Fixed-rate Securities -- 0.7%
     Metropolitan Asset Funding, Inc.           6.85%    8/20/05         $    2,437     $   2,427
-------------------------------------------------------------------------------------------------
     Variable-rate Securities C -- 1.0%
     Resolution Trust Corporation               8.741%   3/25/21              2,034         2,052
     Resolution Trust Corporation               7.782%   9/25/29              1,721         1,739
-------------------------------------------------------------------------------------------------
                                                                                            3,791
-------------------------------------------------------------------------------------------------
     Total Mortgage-backed Securities  (Identified Cost -- $6,251)                          6,218
-------------------------------------------------------------------------------------------------
Yankee Bonds B -- 3.4%
     Cable & Wireless Communications            6.375%   3/6/03               3,850         3,852
     Petrozuata Finance                         7.63%    4/1/09               3,910         3,578F
     YPF Sociedad Anonima                       7%       10/26/02             2,565         2,553
     YPF Sociedad Anonima                       7.50%    10/26/02             2,136         2,146
-------------------------------------------------------------------------------------------------
     Total Yankee Bonds  (Identified Cost -- $12,566)                                      12,129
-------------------------------------------------------------------------------------------------
COMMON STOCK -- 1.2%
     Blackrock 2001 Term Trust Inc.                                             489 shs     4,404
-------------------------------------------------------------------------------------------------
     Total Common Stock  (Identified Cost -- $4,285)                                        4,404
-------------------------------------------------------------------------------------------------
Short-term Investments -- 3.6%

     U.S. Government Agency -- 0.3%
     Fannie Mae                                 5.20%    2/17/99         $    1,000           993J
-------------------------------------------------------------------------------------------------
     Repurchase Agreements -- 3.2%
     Merrill Lynch Government Securities, Inc.
       5.10%, dated 12/31/98, to be repurchased at
       $11,596 on 1/4/99 (Collateral: $11,605
       Fannie Mae Medium-term Notes, 5.56%
       due 9/15/00, value $12,013)                                           11,589        11,589

     Options Purchased H -- 0.1%
     Eurodollar Future Call, January 99, Strike Price $95.00                     12I            2
     Eurodollar Future Call, April 99, Strike Price $94.50                       16I           22
     Eurodollar Future Call, April 99, Strike Price $95.25                      127I           13
     Eurodollar Future Call, June 99, Strike Price $94.50                       117I          173
     U.S. Treasury Bond Future Put, March 99, Strike Price $120                  48I            8
-------------------------------------------------------------------------------------------------
                                                                                              218
-------------------------------------------------------------------------------------------------
     Total Short-term Investments  (Identified Cost -- $12,817)                            12,800
-------------------------------------------------------------------------------------------------
    Total Investments-- 103.7%  (Identified Cost-- $370,198)                              373,558
     Other Assets Less Liabilities-- (3.7%)                                               (13,489)
-------------------------------------------------------------------------------------------------
     Net assets-- 100%                                                                   $360,069
-------------------------------------------------------------------------------------------------

Legg Mason Income Trust, Inc.


U.S. Government Intermediate-Term Portfolio--Continued
-------------------------------------------------------------------------------------------------
     Net assets consisting of:
     Accumulated paid-in-capital applicable to:
       33,550 Primary Shares outstanding                                   $355,790
         698 Navigator Shares outstanding                                     7,132
     Accumulated net realized loss on investments, options and futures       (6,285)
     Unrealized appreciation of investments, options and futures              3,432
-------------------------------------------------------------------------------------------------
     Net assets-- 100.0%                                                                $360,069
-------------------------------------------------------------------------------------------------
     Net asset value per share:
       Primary Class                                                                      $10.51
-------------------------------------------------------------------------------------------------

                                                          Expiration       Actual         Appreciation/
                                                             Date         Contracts      (Depreciation)
-------------------------------------------------------------------------------------------------------
     Options Written H
     U.S. Treasury Bond Future Put, Strike Price $124      February 99       106             $   7
     U.S. Treasury Bond Future Put, Strike Price $126      February 99        76               (33)
-------------------------------------------------------------------------------------------------------
                                                                                             $ (26)
-------------------------------------------------------------------------------------------------------
     Futures Contracts Purchased H
     U.S. Treasury Note Future                             March 99           13             $ (13)
-------------------------------------------------------------------------------------------------------
     Futures Contracts Written H
     U.S. Treasury Note Future                             March 99          237             $ 111
-------------------------------------------------------------------------------------------------------

A When-issued security -- Security purchased on a delayed-delivery basis. Final settlement amount and maturity date have not yet been announced.
B   Yankee bond -- Dollar-denominated bond issued in the U.S. by foreign entities.
C The coupon rates shown on variable-rate securities are the rates at December 31, 1998. These rates vary with the weighted average coupon of the underlying loans.
D Stripped security -- Securities with interest-only or principal-only payment streams as denoted by superscript 1 or 2, respectively.
E United States Treasury Inflation-indexed Security -- U.S. Treasury security whose principal value is adjusted daily in accordance with changes in the Consumer Price Index. Interest is calculated on the basis of the current adjusted principal value.
F Rule 144a security -- A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. These securities represent 6.08% of net assets.
G Indexed security -- The rate of interest earned on these securities is tied to the London Interbank Offered Rate (LIBOR), the Cost of Funds Index
    (COFI), the One Year Treasury Constant Maturity Rate or a similar index. The coupon rate shown is the rate at December 31, 1998.
H Options and futures are described in more detail in the notes to financial statements.
I   This represents the actual number of contracts.
J   Collateral to cover futures contracts written.

See notes to financial statements.

Statement of Net Assets
Legg Mason Income Trust, Inc.
December 31, 1998
(Amounts in Thousands)

Investment Grade Income Portfolio

                                              Rate     Maturity Date       Par/Shares      Value
-------------------------------------------------------------------------------------------------
Corporate Bonds and Notes -- 20.3%
     Banking and Finance -- 3.7%
     Associates Corporation, North America      8.15%    8/1/09             $ 1,000      $ 1,188
     Donaldson Lufkin & Jenrette                6.50%    6/1/08                 500          514
     General Motors Acceptance Corporation      0%       6/15/15              2,700          879A
     IBJ Preferred Capital Company LLC          8.79%    12/29/49             1,560        1,368B
     SB Treasury Company LLC                    9.40%    12/29/49             1,790        1,763B
     Socgen Real Estate Company LLC             7.64%    12/29/49               180          166B
     Tokai Preferred Cap Company LLC            9.98%    12/29/49               480          405B
-------------------------------------------------------------------------------------------------
                                                                                           6,283
-------------------------------------------------------------------------------------------------
     Food and Beverage -- 2.3%
     J. Seagram & Sons                          6.40%    12/15/03               700          692
     J. Seagram & Sons                          6.80%    12/15/08               500          498
     J. Seagram & Sons                          7.50%    12/15/18             1,390        1,398
     RJR Nabisco, Inc.                          8.75%    4/15/04                200          203
     RJR Nabisco, Inc.                          8.75%    7/15/07              1,110        1,119
-------------------------------------------------------------------------------------------------
                                                                                           3,910
-------------------------------------------------------------------------------------------------
     Industrial -- 2.2%
     Ford Motor Company                         7.70%    5/15/97              1,000        1,154
     Keystone Owner Trust                       6.62%    11/25/08               529          529
     Loews Corporation                          7.625%   6/1/23               2,000        2,018
-------------------------------------------------------------------------------------------------
                                                                                           3,701
-------------------------------------------------------------------------------------------------
     Media and Entertainment -- 3.4%
     News America Holdings Incorporated         8.875%   4/26/23                500          606
     News America Holdings Incorporated         8.25%    10/17/96               200          219
     News America Incorporated                  7.625%   11/30/28             1,000        1,070B
     TCI Communications Incorporated            6.375%   5/1/03                 240          248
     TCI Communications Incorporated            9.65%    3/31/27              1,650        2,037
     Walt Disney Company                        5.62%    12/1/08              1,550        1,526
-------------------------------------------------------------------------------------------------
                                                                                           5,706
-------------------------------------------------------------------------------------------------
     Gas and Pipeline Utilities -- 0.6%
     Louis Dreyfus Natural Gas Corporation      9.25%    6/15/04              1,000        1,032
-------------------------------------------------------------------------------------------------
     Retail -- 1.2%
     Kmart Corporation                          7.95%    2/1/23               2,000        2,005
-------------------------------------------------------------------------------------------------
     Telecommunications -- 1.8%
     Lucent Technologies Incorporated           5.50%    11/15/08             1,860        1,881
     MCI WorldCom Inc.                          9.375%   1/15/04                610          632
     Sprint Capital Corporation                 6.125%   11/15/08               480          491
-------------------------------------------------------------------------------------------------
                                                                                           3,004
-------------------------------------------------------------------------------------------------

Legg Mason Income Trust, Inc.


Investment Grade Income Portfolio - Continued

                                              Rate      Maturity Date      Par/Shares      Value
-------------------------------------------------------------------------------------------------
     Utilities -- 5.2%
     Cleveland Electric Ilumination Co.         7.88%    11/1/17             $  850       $  879B
     Connecticut Light and Power Company        7.875%   6/1/01               1,750        1,809
     Gulf States Utilities Corp.                8.25%    4/1/04               1,800        1,997
     Niagara Mohawk Power Corporation           7.25%    10/1/02                630          637
     Niagara Mohawk Power Corporation           7.75%    5/15/06              1,200        1,318
     Niagara Mohawk Power Corporation           7.75%    10/1/08                530          579
     North Atlantic Energy Corporation          9.05%    6/1/02                 756          785
     System Energy Resources, Inc.              7.43%    1/15/11                713          742
-------------------------------------------------------------------------------------------------
                                                                                           8,746
-------------------------------------------------------------------------------------------------
     Total Corporate Bonds and Notes  (Identified Cost -- $32,651)                        34,387
-------------------------------------------------------------------------------------------------
Asset-backed Securities -  1.0%
     Advanta Home Equity Loan Trust             5.95%    3/25/09                588          579
     Green Tree Financial Corp.                 7.85%    7/15/04              1,032        1,045
-------------------------------------------------------------------------------------------------
     Total Asset-backed Securities  (Identified Cost -- $1,613)                            1,624
-------------------------------------------------------------------------------------------------
Mortgage-backed Securities -- 3.5%
     Fixed-rate Securities -- 3.0%
     Asset Securitization Corporation           6.92%    2/14/29              1,139        1,185
     Chevy Chase Home Loan Trust                7.15%    5/15/15                984        1,001
     Nomura Asset Securities Corporation        8.15%    3/4/20                 600          656
     Nomura Asset Securities Corporation        7.12%    4/13/36                680          716
     Oakdale Mall Trust 94-1 Class A            7.95%    5/1/06               1,000        1,036B
     PSB Financial Corporation II              11.05%    12/1/15                436          472
-------------------------------------------------------------------------------------------------
                                                                                           5,066
-------------------------------------------------------------------------------------------------
     Variable-rate Securities C -- 0.5%
     Resolution Trust Corporation               6.837%   4/25/28                534          538B
     Resolution Trust Corporation               8.078%   9/25/29                232          240
-------------------------------------------------------------------------------------------------
                                                                                             778
-------------------------------------------------------------------------------------------------
     Total Mortgage-backed Securities  (Identified Cost -- $5,708)                         5,844
-------------------------------------------------------------------------------------------------
U.S. Government and Agency Obligations -- 33.3%
     Fixed-rate Securities -- 20.5%
     United States Treasury Bonds               0%       2/15/23              1,500          403A
     United States Treasury Bonds               6.375%   8/15/27             19,530       22,447
     United States Treasury Notes               5.50%    2/29/00              1,500        1,514
     United States Treasury Notes               5.75%    11/30/02               200          208
     United States Treasury Notes               5.625%   12/31/02               600          620
     United States Treasury Notes               5.50%    1/31/03              1,500        1,544
     United States Treasury Notes               5.25%    8/15/03              7,550        7,742
     United States Treasury Notes               4.75%    11/15/08               280          282
-------------------------------------------------------------------------------------------------
                                                                                          34,760
-------------------------------------------------------------------------------------------------

                                              Rate      Maturity Date      Par/Shares      Value
--------------------------------------------------------------------------------------------------
     Inflation-indexed Securities -- 12.8%
     United States Treasury Inflation-
       Indexed Security                         3.375%   1/15/07            $10,931     $  10,566G
     United States Treasury Inflation-
       Indexed Security                         3.625%   1/15/08              5,238         5,138G
     United States Treasury Inflation-
       Indexed Security                         3.625%   4/15/28              6,185         6,000G
                                                                                           21,704
--------------------------------------------------------------------------------------------------
     Total U.S. Government and Agency Obligations  (Identified Cost-- $56,438)             56,464
--------------------------------------------------------------------------------------------------
U.S. Government Agency Mortgage-backed Securities -- 29.0%
     Fixed-rate Securities -- 26.8%
     Fannie Mae                                 5.75%    6/15/05              1,000         1,033
     Fannie Mae                                 8%       4/25/06                610           630
     Fannie Mae                                 8%       8/1/09 to 3/1/10       536           557
     Fannie Mae                                 6%       9/1/25 to 11/1/27      950           940
     Fannie Mae                                 6.50%    10/1/28                600           604E
     Freddie Mac                                8.75%    10/1/01                 16            17
     Freddie Mac                                8.50%    2/1/04                 149           152
     Freddie Mac                                8.75%    1/1/08 to 10/1/08      429           448
     Freddie Mac                                8.50%    11/1/09                229           240
     Freddie Mac                                6%       2/1/14               1,964         1,962
     Freddie Mac                                7%       8/1/24 to 5/1/26     8,775         8,947
     Freddie Mac                                8%       7/1/26                 870           901
     Freddie Mac                                5.50%    8/1/26               1,100         1,087E
     Freddie Mac                                9%       9/1/26                 600           627E
     Government National Mortgage Association   9%       7/15/16 to 6/15/17     894           961
     Government National Mortgage Association   7%       2/15/23 to 8/15/25   8,109         8,299
     Government National Mortgage Association   7.50%    2/15/23 to 11/15/23  5,332         5,505
     Government National Mortgage Association   6.875%   6/20/23              2,803         2,848
     Government National Mortgage Association   8%       12/15/26             1,589         1,652
     Government National Mortgage Association   7.50%    6/15/28 to 7/15/28   2,978         3,072
     Government National Mortgage Association   7.50%    7/15/28              1,500         1,546E
     Government National Mortgage Association   6%       9/15/28              3,450         3,420E
--------------------------------------------------------------------------------------------------
                                                                                           45,448
--------------------------------------------------------------------------------------------------
     Variable-rate Securities C -- 2.2%
     Freddie Mac                                7.468%   9/1/24                 604           617
     Government National Mortgage Association   7%       10/20/22               412           418
     Sallie Mae                                 5.352%   4/25/06              2,627         2,595
--------------------------------------------------------------------------------------------------
                                                                                            3,630
--------------------------------------------------------------------------------------------------
     Total U.S. Government Agency Mortgage-backed Securities  (Identified Cost -- $48,275) 49,078
--------------------------------------------------------------------------------------------------

Legg Mason Income Trust, Inc.



Investment Grade Income Portfolio -- Continued


                                             Rate      Maturity Date       Par/Shares      Value
-------------------------------------------------------------------------------------------------
Yankee Bonds F -- 8.2%
     Fixed-rate Securities -- 6.6%
     Korea Development Bank                     6.75%    12/1/05            $ 1,020  $       881
     Manitoba Province, Canada                  9.50%    9/15/18                750        1,043
     Petroleos Mexicanos                        8.85%    9/15/07              1,300        1,157B
     Petroliam Nasional Berhad                  7.125%   8/15/05 to 10/18/06    490          383B
     Petroliam Nasional Berhad                  7.625%   10/15/26               700          479B
     Republic of Argentina                     11%       12/4/05              1,600        1,602
     Republic of Brazil                         8%       4/15/14              2,820        1,668H
     Russian Ministry of Finance               12.75%    6/24/28                370          118B
     Tata Electric Company                      8.50%    8/19/17              2,000        1,515B
     United Mexican States                      6.25%    12/31/19               300          234
     United Mexican States                     11.50%    5/15/26              1,020        1,095
     YPF Sociedad Anonima                       7.50%    10/26/02               917          922
-------------------------------------------------------------------------------------------------
                                                                                          11,097
-------------------------------------------------------------------------------------------------
     Indexed Securities D -- 1.6%
     Republic of Argentina                      6.1875%  3/31/05              2,012        1,720
     Republic of Brazil                         6.125%   4/15/06              1,642        1,052
-------------------------------------------------------------------------------------------------
                                                                                           2,772
-------------------------------------------------------------------------------------------------
     Total Yankee Bonds  (Identified Cost -- $15,475)                                     13,869
-------------------------------------------------------------------------------------------------
Common Stock -- 1.0%
     Blackrock 2001 Term Trust Inc.                                             189 shs    1,698
-------------------------------------------------------------------------------------------------
     Total Common Stock (Identified Cost -- $1,653)                                        1,698
-------------------------------------------------------------------------------------------------
Warrants -- N.M.
     Republic of Argentina                                                        1 wt        44
-------------------------------------------------------------------------------------------------
     Total Warrants  (Identified Cost-- $26)                                                  44
-------------------------------------------------------------------------------------------------
Short-term Investments -- 11.0%

     U.S. Government Agency -- 0.6%
     Fannie Mae                                 5.20%    2/17/99            $ 1,000          993I
-------------------------------------------------------------------------------------------------
     Repurchase Agreements-- 10.3%
     Merrill Lynch Government Securities, Inc.
       5.10%, dated 12/31/98, to be repurchased
     at $17,541 on 1/4/99
     (Collateral: $17,885 Federal Home Loan Bank
     Notes, 4.66% due 10/15/01, value $18,061)                               17,531       17,531
-------------------------------------------------------------------------------------------------
     Options Purchased K -- 0.1%
     Eurodollar Future Call, January 99, Strike Price $95.00                     76J          12
     Eurodollar Future Call, April 99, Strike Price $94.50                       89J         122
     Eurodollar Future Call, April 99, Strike Price $95.25                      110J          11
-------------------------------------------------------------------------------------------------
                                                                                             145
-------------------------------------------------------------------------------------------------
     Total Short-term Investments  (Identified Cost -- $18,697)                           18,669
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
     Total Investments -- 107.3%  (Identified Cost -- $180,536)                         $181,677
     Other Assets Less Liabilities-- (7.3%)                                              (12,293)
-------------------------------------------------------------------------------------------------
     Net assets consisting of:
     Accumulated paid in capital applicable to:
        16,080 Primary Shares outstanding                                  $167,719
          24 Navigator Shares outstanding                                       251
     Undistributed net investment income                                         72
     Undistributed net realized gain on investments, options and futures        430
     Unrealized appreciation of investments, options and futures                912
-------------------------------------------------------------------------------------------------
     Net assets-- 100.0%                                                                $169,384
-------------------------------------------------------------------------------------------------
     Net asset value per share:
       Primary Class                                                                      $10.52
-------------------------------------------------------------------------------------------------


                                                                  Expiration   Actual     Appreciation/
                                                                     Date     Contracts  (Depreciation)
-------------------------------------------------------------------------------------------------------
     Options Written K
     U.S. Treasury Bond Future Put, Strike Price $124.00         February 99     37        $  35
     U.S. Treasury Bond Future Put, Strike Price $128.00         February 99     11           (5)
     U.S. Treasury Note Future Call, Strike Price $114.50        February 99     17            9
-------------------------------------------------------------------------------------------------------
                                                                                           $  39
-------------------------------------------------------------------------------------------------------
     Futures Contracts Purchased K
     U.S. Treasury Bond Futures                                     March 99     91        $(131)
     U.S. Treasury Note Futures                                     March 99    170         (156)
-------------------------------------------------------------------------------------------------------
                                                                                           $(287)
-------------------------------------------------------------------------------------------------------
     Futures Contracts Written K
     U.S. Treasury Note Futures                                     March 99     17        $  19
-------------------------------------------------------------------------------------------------------

A Zero-coupon bond -- A bond with no periodic interest payments which is sold at such a discount as to produce a current yield to maturity.
B Rule 144a security -- A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. These securities represent 6.42% of net assets.
C The coupon rates shown on variable-rate securities are the rates at December 31, 1998. These rates vary with the weighted average coupon of the underlying loans.
D Indexed security -- The rate of interest earned on these securities is tied to the London Interbank Offered Rate (LIBOR), the Cost of Funds Index
    (COFI), the One Year Treasury Constant Maturity Rate or a similar index. The coupon rate shown is the rate at December 31, 1998.
E When-issued security -- Security purchased on a delayed-delivery basis. Final settlement amount and maturity date have not yet been announced.
F   Yankee bond -- Dollar-denominated bond issued in the U.S. by foreign entities.
G United States Treasury Inflation-indexed Security -- U.S. Treasury security whose principal value is adjusted daily in accordance with changes in the Consumer Price Index. Interest is calculated on the basis of the current adjusted principal value.
H Front Loaded Interest Reduction Bond (FLIRB) -- Security pays a portion of the coupon in cash and a portion is capitalized as an increase in par value.
I   Collateral to cover futures contracts written.
J   This represents the actual number of contracts.
K Options and Futures are described in more detail in the notes to financial statements.
N.M. Not meaningful

See notes to financial statements.

Statement of Net Assets
Legg Mason Income Trust, Inc.
December 31, 1998
(Amounts in Thousands)

High Yield Portfolio

                                             Rate      Maturity Date       Par/Shares      Value
-------------------------------------------------------------------------------------------------
CORPORATE BONDS -- 57.8%

     Cable and Media -- 7.8%
     Advanced Radio Telecom Corporation        14%       2/15/07           $  2,000   $    1,440
     Big Flowers Press Holdings Incorporated    8.625%   12/1/08              4,000        4,015
     Brill Media Company, LLC                   7.50%    12/15/07             3,000        2,730F
     Chancellor Media Corporation               8%       11/1/08              4,000        4,080
     Mentus Media Corporation                  12%       2/1/03               8,434        8,181
     Pegasus Communications Corporation         9.75%    12/1/06              2,000        2,008
     Radio Unica Corporation                    0%       8/1/06               9,000        4,871C,D,F
     Sinclair Broadcasting Group Incorporated   9%       7/15/07              1,000        1,020
     Source Media Inc.                         12%       11/1/04              3,000        2,265G
     Star Choice Communications, Inc.          13%       12/15/05             3,000        2,985
-------------------------------------------------------------------------------------------------
                                                                                          33,595
-------------------------------------------------------------------------------------------------
     Chemicals -- 0.9%
     Huntsman Corporation                       9.50%    7/1/07               4,000        4,010
-------------------------------------------------------------------------------------------------
     Computer Software --2.6%
     Diva Systems Corporation                   0%       3/1/08               3,750        1,575F
     PSINet Incorporated                       10%       2/15/05              3,000        2,940
     Verio Incorporated                        10.375%   4/1/05               2,000        1,950
     Verio Incorporated                        13.50%    6/15/04              4,500        4,860
                                                                                          11,325
-------------------------------------------------------------------------------------------------
     Construction and Building Material -- 2.9%
     American Architectural Products Corp.     11.75%    12/1/07              5,500        4,180
     DeGeorge Home Alliance                    12%       4/1/01               3,500        2,905
     Fortress Group                            13.75%    5/15/03              5,000        5,487
-------------------------------------------------------------------------------------------------
                                                                                          12,572
-------------------------------------------------------------------------------------------------
     Energy -- 3.9%
     Grant Geophysical Corporation              9.75%    2/15/08              2,500        1,600
     Nuevo Energy Company                       9.50%    4/15/06              3,000        2,925
     Ocean Energy Incorporated                  8.375%   7/1/08               4,000        3,740
     Plains Resources Incorporated             10.25%    3/15/06              4,000        4,000
     Queen Sand Resources Incorporated         12.50%    7/1/08               6,000        4,822
-------------------------------------------------------------------------------------------------
                                                                                          17,087
-------------------------------------------------------------------------------------------------
     Entertainment & Leisure -- 3.4%
     Booth Creek Ski Holdings Incorporated     12.50%    3/15/07              8,750        8,684
     HMH Properties Incorporated                8.45%    12/1/08              6,000        6,023
-------------------------------------------------------------------------------------------------
                                                                                          14,707
-------------------------------------------------------------------------------------------------

                                             Rate      Maturity Date       Par/Shares      Value
-------------------------------------------------------------------------------------------------
     Financial Services -- 1.0%
     SB Treasury Company LLC                    9.40%    12/29/49           $ 2,000      $ 1,969
     Tokai Preferred Capital Company LLC        9.98%    12/29/49             2,500        2,131
-------------------------------------------------------------------------------------------------
                                                                                           4,100
-------------------------------------------------------------------------------------------------
     Food Services -- 0.7%
     International Fast Foods Corporation      11%       10/31/07             6,884        3,167C,D,G
-------------------------------------------------------------------------------------------------
     Gaming -- 1.3%
     Harrah's Operating Incorporated            7.875%   12/15/05             4,500        4,523
     Trump Hotels & Casino Resorts, Inc.       15.50%    6/15/05              1,000        1,040
-------------------------------------------------------------------------------------------------
                                                                                           5,563
-------------------------------------------------------------------------------------------------
     Industrial -- 2.6%
     AMSC Acquisition Incorporated             12.25%    4/1/08               2,000        1,280
     Chatwins Group, Inc.                      13%       5/1/03               3,000        3,015
     Clark Material Handling Company           10.75%    11/15/06             1,500        1,545
     Geneva Steel, Inc.                         9.50%    1/15/04              2,500          437
     Norcal Waste Systems, Inc.                13.50%    11/15/05             1,500        1,665
     United Auto Group Incorporated            11%       7/15/07              4,000        3,520D
-------------------------------------------------------------------------------------------------
                                                                                          11,462
-------------------------------------------------------------------------------------------------
     Manufacturing -- 3.4%
     Decora Industries Incorporated            11%       5/1/05               3,000        2,865
     FWT, Inc.                                  9.875%   11/15/07             2,300          932
     Hayes Lemmerz International Incorporated   8.25%    12/15/08             4,000        4,000
     HDA Parts Systems Incorporated            12%       8/1/05               2,500        2,262C,D
     SBA Communications Corporation             0%       3/1/08               5,000        2,900F,G
     Zilog, Inc.                                9.50%    3/1/05               2,000        1,650
-------------------------------------------------------------------------------------------------
                                                                                          14,609
-------------------------------------------------------------------------------------------------
     Retail -- 2.9%
     Pacific Apparel, LLC                       9.50%    3/31/08              4,043        2,031C,D,I
     Pour le Bebe, Inc.                         0%       6/30/99              3,461        3,167E,I
     Relax the Back Corporation                11%       5/22/03              4,000        3,737C,D,I
     Relax the Back Corporation                13%       5/22/03              4,000        3,665C,D,I
-------------------------------------------------------------------------------------------------
                                                                                          12,600
-------------------------------------------------------------------------------------------------
     Retail Grocery -- 1.8%
     Big V Supermarkets Incorporated           11%       2/15/04              4,500        4,410
     Fred Meyer Incorporated                    7.45%    3/1/08               3,000        3,237
-------------------------------------------------------------------------------------------------
                                                                                           7,647
-------------------------------------------------------------------------------------------------

Legg Mason Income Trust, Inc.

High Yield Portfolio -- Continued
-------------------------------------------------------------------------------------------------
     Services -- 9.2%
     Allied Waste North America                 7.875%   1/1/09            $  3,000      $ 3,049D
     American Standard Incorporated             7.625%   2/15/10              2,500        2,525
     California Recreation, LLC                 9%       7/8/07               3,670        1,412C,D,I
     Cendant Corporation                        7.75%    12/1/03              4,000        4,042
     COMFORCE Corporation                      12%       12/1/07              3,200        3,240
     Convergent Communications Incorporated    13%       4/1/08               3,000        1,440
     Hermes Europe Railtel B V                 10.375%   1/15/09              4,000        4,060
     Interamericas Communications              14%       10/27/07             2,500        1,300
     Intermedia Communications, Inc.            0%       7/15/07              5,000        3,400D,F
     MCMS Incorporated                          9.75%    3/1/08               4,000        3,180
     Splitrock Services Incorporated           11.75%    7/15/08              5,000        4,325
     United Rentals Incorporated                9.25%    1/15/09              8,000        8,080
-------------------------------------------------------------------------------------------------
                                                                                          40,053
-------------------------------------------------------------------------------------------------
     Shipping -- 1.6%
     Global Ocean Carriers, Ltd.               10.25%    7/15/07              5,000        2,750
     Golden Ocean Group, Ltd.                  10%       8/31/01              9,750        2,730D
     Statia Terminals International            11.75%    11/15/03             1,500        1,515
-------------------------------------------------------------------------------------------------
                                                                                           6,995
-------------------------------------------------------------------------------------------------
     Telecommunications -- 8.1%
     Covad Communications Group Incorporated    0%       3/15/08              5,750        3,162F
     Dial Call Communications Incorporated     10.25%    12/15/05             2,000        1,970F
     Level 3 Communications Incorporated        0%       12/1/08              3,000        1,755F
     NTL Incorporated                           0%       4/1/08               2,000        1,220D,F
     NTL Incorporated                           0%       10/1/08              4,500        2,841F
     Phonetel Technologies, Inc.               12%       12/15/06             3,500        1,435H
     Price Communications Cellular Holdings    11.25%    8/15/08              2,000        1,900C,D
     Telewest PLC                               0%       10/1/07              5,500        4,579F
     Teligent Incorporated                      0%       3/1/08               5,000        2,450F
     Triton Communications, LLC                 0%       5/1/08               5,000        2,250F
     Winstar Communications, Inc.               0%       10/15/05             6,500        9,100D,F
     Winstar Equipment II Corp.                12.50%    3/15/04              2,500        2,550D
-------------------------------------------------------------------------------------------------
                                                                                          35,212
-------------------------------------------------------------------------------------------------
     Textiles -- 0.7%
     Westpoint Stevens Incorporated             7.875%   6/15/05              3,000        3,045
-------------------------------------------------------------------------------------------------
     Transportation -- 3.0%
     Aircraft Funding Units                    12%       7/15/99              5,000        4,350
     Aircraft Service International Group
       Incorporated                            11%       8/15/05              3,000        2,985C,D

                                             Rate      Maturity Date       Par/Shares      Value
-------------------------------------------------------------------------------------------------
     Transportation -- Continued
     Trans World Airlines, Inc.                12%       4/1/02            $  1,500   $    1,372
     Trans World Airlines, Inc.                11.50%    12/15/04             4,000        3,435
     Trans World Airlines, Inc.                11.375%   3/1/06               1,000          824
-------------------------------------------------------------------------------------------------
                                                                                          12,966
-------------------------------------------------------------------------------------------------
     Total Corporate Bonds and Notes  (Identified Cost -- $281,939)                      250,715
-------------------------------------------------------------------------------------------------
Yankee Bonds A -- 9.7%
     Cable and Media -- 1.0%
     Globo Communicacoes e Participacoes S.A.  10.625%   11/1/07              1,500          964
     Multicanal Participacoes S.A.             12.625%   6/18/04              2,000        1,730
     Tevecap S.A.                              12.625%   11/26/04             3,000        1,710
-------------------------------------------------------------------------------------------------
                                                                                           4,404
-------------------------------------------------------------------------------------------------
     Energy -- 0.2%
     Northern Offshore ASA                     10%       5/15/05              2,000        1,040C,D
-------------------------------------------------------------------------------------------------
     Entertainment & Leisure -- 1.8%
     V2 Music Holdings PLC                     14%       4/15/08             13,000        8,021
-------------------------------------------------------------------------------------------------
     Foreign Government -- 0.8%
     Republic of South Korea                    8.875%   4/15/08              3,500        3,578
-------------------------------------------------------------------------------------------------
     Industrial -- 0.6%
     Cathay International Ltd.                 13%       4/15/08              6,450        2,370C,D
-------------------------------------------------------------------------------------------------
     Real Estate -- 0.3%
     Trizec Finance Corporation Ltd.           10.875%   10/15/05             1,340        1,407
-------------------------------------------------------------------------------------------------
     Retail Grocery -- 0.4%
     Disco S.A.                                 9.875%   5/15/08              2,000        1,700
-------------------------------------------------------------------------------------------------
     Services -- 0.9%
     ESATHoldings Ltd.                          0%       2/1/07               6,000        3,960F
-------------------------------------------------------------------------------------------------
     Shipping -- 0.2%
     Pegasus Shipping Hellas                   11.875%   11/15/04             1,000          870
-------------------------------------------------------------------------------------------------
     Telecommunications -- 1.1%
     Netia Holdings                            10.25%    11/1/07              2,000        1,700
     PTC International Finance                  0%       7/1/07               1,700        1,156D,F
     Tricom S.A.                               11.375%   9/1/04               2,000        1,645
-------------------------------------------------------------------------------------------------
                                                                                           4,501
-------------------------------------------------------------------------------------------------

Legg Mason Income Trust, Inc.


High Yield Portfolio -- Continued
-------------------------------------------------------------------------------------------------
     Transportation -- 2.4%
     Canadian Airlines Corporation             10%       5/1/05             $ 4,000      $ 3,400C,D
     Canadian Airlines Corporation             12.25%    8/1/06               9,000        6,840
-------------------------------------------------------------------------------------------------
                                                                                          10,240
-------------------------------------------------------------------------------------------------
     Total Yankee Bonds  (Identified Cost -- $53,921)                                     42,091
-------------------------------------------------------------------------------------------------
Common Stocks -- 15.5%

     Medical Supplies/Services -- 0.3%
     Interferon Sciences, Inc.                                                   96 shs       42B
     Unigene Labs, Inc.                                                       1,180        1,401B
                                                                                           1,443
     Telecommunications -- 15.2%
     Global Crossing Limited                                                  1,555       65,757B
-------------------------------------------------------------------------------------------------
     Total Common Stocks  (Identified Cost -- $3,994)                                     67,200
-------------------------------------------------------------------------------------------------
Preferred Stock -- 9.0%

     Cable and Media -- 3.1%
     CSC Holdings Inc.                         11.125%                            1           56G
     Paxson Communications Corporation (Voting)12.50%                             3        3,252
     Paxson Communications Corporation         13.25%                             1        7,579
     Source Media, Inc.                        13.50%                           110        1,072C,D,G
     Spanish Broadcasting System               14.25%                             1        1,307G
-------------------------------------------------------------------------------------------------
                                                                                          13,266
-------------------------------------------------------------------------------------------------
     Gaming -- 0.1%
     Fitzgeralds Gaming Corporation            15%                               50          250D,G
-------------------------------------------------------------------------------------------------
     Industrial -- 2.7%
     Clark Material Handling Company           12%                                6        6,253
     Geneva Steel Company                      14%                               10          175
     High Voltage Engineering Corporation      14.25%                             4        3,485C,D,G
     Morris Material Handling                  12%                                2        1,835
-------------------------------------------------------------------------------------------------
                                                                                          11,748
-------------------------------------------------------------------------------------------------
     Media -- N.M.%
     Liberty Group Publishing                  14.75%                             4           92
-------------------------------------------------------------------------------------------------
     Retail -- 0.9%
     Relax the Back Corporation                10%                            1,702        4,000I
-------------------------------------------------------------------------------------------------
     Services -- 0.9%
     Intermedia Communications, Inc.            0%                                4        3,958C,D,F,G
-------------------------------------------------------------------------------------------------

                                             Rate      Maturity Date       Par/Shares      Value
--------------------------------------------------------------------------------------------------
     Telecommunications -- 1.3%
     E. Spire Communications Incorporated      14.75%                             4 shs  $ 3,000C,D
     Nextlink Communications, LLC              14%                               51        2,711D,G
     Viasystems Group Incorporated             10.75%                             2           37 G
--------------------------------------------------------------------------------------------------
                                                                                           5,748
--------------------------------------------------------------------------------------------------
     Total Preferred Stocks  (Identified Cost -- $46,800)                                 39,062
--------------------------------------------------------------------------------------------------
Warrants B -- 0.9%
     Advanced Radio Telecom Corporation                                          30 wts      210
     American Mobile Satellite Corporation                                        2            0
     Apparel Ventures, Inc.                                                       3            0
     Brill Media Company LLC                                                     86            3
     Convergent Communications Incorporated                                      12            0
     Covad Communication Group Incorporated                                       6           29
     Diva Systems Corporation                                                    12            0
     Firstcom Corporation                                                        88            0
     Firstworld Communications Incorporated                                       4            0
     Global Telesystems Group, Inc.                                               5            0
     Globalstar Telecommunications                                                3           75
     Golden Ocean Group Ltd.                                                      7            0
     MGC Communications Incorporated                                              4            0
     Mentus Media Corporation                                                    22            0
     Pegasus Communications Corporation                                           4           10
     Primus Telecommunications Group                                              3            0
     Relax the Back Corporation                                                 654            6
     Source Media Inc.                                                           56          542
     Spanish Broadcasting System                                                 14        2,160
     Splitrock Services Incorporated                                              5           55
     Star Choice Communications                                                  93          162
     Unigene Labs, Inc.-D                                                       125            0
     Unigene Labs, Inc.-C                                                       125            0
     V2 Music Holdings                                                            7            0
     Verio Incorporated                                                          36          792
--------------------------------------------------------------------------------------------------
     Total Warrants  (Identified Cost-- $4,407)                                            4,044
--------------------------------------------------------------------------------------------------

Legg Mason Income Trust, Inc.



High Yield Portfolio -- Continued

                                                                           Par/Shares      Value
-------------------------------------------------------------------------------------------------
Repurchase Agreements -- 6.0%
     Lehman Brothers, Inc.
       5.10%, dated 12/31/98, to be repurchased at $25,989 on 1/4/99
       (Collateral: $25,000 Federal Home Loan Bank Notes, 7.01% due 1/29/18,
       value $26,396; $835Freddie Mac Medium-term Notes, 5.90% due 12/02/05, value $839)
       (Identified Cost-- $25,974)                                         $ 25,974      $25,974
-------------------------------------------------------------------------------------------------
     Total Investments -- 98.9% (Identified Cost -- $417,045)                            429,086
     Other Assets Less Liabilities-- 1.1%                                                  4,861
-------------------------------------------------------------------------------------------------
     Net assets consisting of:
     Accumulated paid-in capital applicable to:
       29,477 Primary Shares outstanding                                   $460,356
            4 Navigator Shares outstanding                                       91
     Undistributed net investment income                                         59
     Accumulated net realized loss on investments                           (38,600)
     Unrealized appreciation of investments                                  12,041
     Net assets-- 100.0%                                                                $433,947
-------------------------------------------------------------------------------------------------
     Net asset value per share:
       Primary Class                                                                       $14.72
-------------------------------------------------------------------------------------------------

A   Yankee bond -- Dollar-denominated bond issued in the U.S. by foreign entities.
B   Non-income producing
C   Private placement
D Rule 144a security -- A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. These securities represent 17.06% of net assets.
E Zero-coupon security -- A bond or preferred stock with no periodic interest payments or dividends which is sold at such a discount as to produce a current yield to maturity.
F Stepped coupon security -- A bond or preferred stock which amortizes to par by a specified date at which time it begins to accrue interest or pay dividends.
G Payment-in-kind ("PIK") security -- A bond or preferred stock in which interest during the initial years is paid in additional PIK bonds or preferred stock rather than in cash.
H Indexed security -- The rate of interest on this type of security is tied to the London Interbank Offer Rate (LIBOR). The coupon rate shown is the rate as of December 31, 1998.
I Illiquid security valued at fair value under procedures adopted by the Board of Directors.
N.M. Not meaningful

See notes to financial statements.

Statement of Net Assets
Legg Mason Income Trust, Inc.
December 31, 1998
(Amounts in Thousands)

U.S. Government Money Market Portfolio

                                             Rate          Maturity Date       Par         Value
------------------------------------------------------------------------------------------------
U.S. Government and Agency Obligations -- 83.9%

     Fannie Mae                           4.77 to 8.70%    1/7/99 to 8/20/99  $114,250  $113,270
     Federal Farm Credit Bank             4.85 to 5.85%    2/1/99 to 10/6/99    21,000    20,879
     Federal Home Loan Bank               4.75 to 7.51%    1/13/99 to 10/26/99  97,000    96,728
     Freddie Mac                          4.64 to 7.125%   1/6/99 to 11/5/99    73,000    72,839
     Sallie Mae                           4.75 to 5.40%    2/10/99 to 4/1/99    20,000    19,940
     Tennessee Valley Authority           8.375%           10/1/99               3,000     3,080
------------------------------------------------------------------------------------------------
     Total U.S. Government and Agency Obligations  (Identified Cost-- $326,736)          326,736
------------------------------------------------------------------------------------------------
Repurchase Agreements -- 15.1%
     Lehman Brothers, Inc.
       5.10%, dated 12/31/98, to be repurchased at $57,887 on 1/4/99
     (Collateral: $25,425 Federal Home Loan Bank Medium-term Notes,
     6.645% due 7/7/08,value $25,955; $32,429 Fannie Mae Medium-term
     Notes, 6.21% due 11/7/07, value $33,056)                                 57,854      57,854
     State Street Bank & Trust Company
       3.50%, dated 12/31/98, to be repurchased at $1,000 on 1/4/99
     (Collateral: $670 U.S. Treasury Notes, 10.375% - 13.25%
     due 8/15/03 to 8/15/14, value $1,082)                                     1,000       1,000
------------------------------------------------------------------------------------------------
     Total Repurchase Agreements (Identified Cost--$58,854)                               58,854
------------------------------------------------------------------------------------------------
     Total Investments, at amortized cost and value -- 99.0%                             385,590
     Other Assets Less Liabilities-- 1.0%                                                  3,876
------------------------------------------------------------------------------------------------
     Net assets applicable to 389,465  shares outstanding -- 100.0%                     $389,466
------------------------------------------------------------------------------------------------
     Net asset value per share                                                             $1.00
------------------------------------------------------------------------------------------------

See notes to financial statements.

Statements of Operations
Legg Mason Income Trust, Inc.
(Amounts in Thousands)

                                                                  Year Ended 12/31/98
-----------------------------------------------------------------------------------------------------------
                                               U.S. Government  Investment Grade   High     U.S. Government
                                              Intermediate-Term      Income        Yield     Money Market
                                                  Portfolio         Portfolio    Portfolio     Portfolio
-----------------------------------------------------------------------------------------------------------
Investment Income:
     Interest                                      $20,968           $9,444      $38,965        $19,552
     Dividends                                          78              112        5,272             --
-----------------------------------------------------------------------------------------------------------
        Total income                                21,046            9,556       44,237         19,552
-----------------------------------------------------------------------------------------------------------
Expenses:
     Management fee                                  1,836              858        3,036          1,785
     Distribution and service fees                   1,629              714        2,329            357
     Transfer agent and shareholder servicing expense  164              100          239            259
     Audit and legal fees                               66               41           59             49
     Custodian fee                                     154              129          151             82
     Directors' fees                                    12                6           12             12
     Registration fees                                  35               27           92             73
     Reports to shareholders                            39               35           54             44
     Other expenses                                     28               19          120             16
-----------------------------------------------------------------------------------------------------------
                                                     3,963            1,929        6,092          2,677
        Less fees waived                              (668)            (501)          --             --
-----------------------------------------------------------------------------------------------------------
        Total expenses, net of waivers               3,295            1,428        6,092          2,677
-----------------------------------------------------------------------------------------------------------
     NET INVESTMENT INCOME                          17,751            8,128       38,145         16,875
-----------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments:
     Realized gain (loss) on:
        Investments                                  4,293            2,619      (38,643)            (3)
        Options                                        920              691           --             --
        Futures                                       (499)             495           --             --
-----------------------------------------------------------------------------------------------------------
                                                     4,714            3,805      (38,643)            (3)
-----------------------------------------------------------------------------------------------------------
     Change in unrealized appreciation (depreciation)
      of investments, options and futures           (1,083)          (2,304)     (13,340)            --
-----------------------------------------------------------------------------------------------------------
     NET REALIZED AND UNREALIZED GAIN (LOSS)
       ON INVESTMENTS                                3,631            1,501      (51,983)            (3)
-----------------------------------------------------------------------------------------------------------
     CHANGE IN NET ASSETS RESULTING
       FROM OPERATIONS                             $21,382           $9,629     $(13,838)       $16,872
-----------------------------------------------------------------------------------------------------------

See notes to financial statements.

Statements of Changes in Net Assets
Legg Mason Income Trust, Inc.
(Amounts in Thousands)

                                        U.S. Government     Investment Grade          High         U.S. Government
                                       Intermediate-Term         Income              Yield          Money Market
                                           Portfolio           Portfolio           Portfolio          Portfolio
                                           ---------           ---------           ---------          ---------
                                          Years Ended         Years Ended         Years Ended        Years Ended
                                          -----------         -----------         -----------        -----------
                                      12/31/98  12/31/97  12/31/98  12/31/97  12/31/98  12/31/97  12/31/98  12/31/97
--------------------------------------------------------------------------------------------------------------------
Change in Net Assets:
     Net investment income           $  17,751  $ 17,534   $ 8,128  $  6,380  $ 38,145  $ 26,378  $ 16,875  $ 15,916
     Net realized gain (loss)
       on investments,
       options and futures               4,714      (465)    3,805     1,468   (38,643)    4,465        (3)       23
     Change in unrealized
       appreciation (depreciation)
       of investments,
       options and futures              (1,083)    2,985    (2,304)    2,295   (13,340)   14,202        --        --
--------------------------------------------------------------------------------------------------------------------
     Change in net assets
       resulting from operations        21,382    20,054     9,629    10,143   (13,838)   45,045    16,872    15,939
     Distributions to shareholders:
       From net investment income:
         Primary Class                 (16,959)  (16,688)   (8,112)   (6,363)  (38,214)  (26,212)  (16,875)  (15,916)
         Navigator Class                  (462)     (460)      (16)      (17)      (10)       --        --        --
       From net realized gain
         on investments                     --        --    (2,851)       --      (359)   (1,943)       --        --
       In excess of net investment
         income:
         Primary Class                    (323)     (376)       --        --        --        --        --        --
         Navigator Class                    (7)      (10)       --        --        --        --        --        --
     Change in net assets from
       Fund share transactions:
         Primary Class                  48,243     4,674    48,378    26,418   104,134   131,145    64,773      (537)
         Navigator Class                  (671)     (256)        4        --        91        --        --        --
--------------------------------------------------------------------------------------------------------------------
     Change in net assets               51,203     6,938    47,032    30,181    51,804   148,035    64,770      (514)

Net Assets:
     Beginning of year                 308,866   301,928   122,352    92,171   382,143   234,108   324,696   325,210
--------------------------------------------------------------------------------------------------------------------
     End of year                     $ 360,069  $308,866 $ 169,384  $122,352  $433,947  $382,143  $389,466  $324,696
--------------------------------------------------------------------------------------------------------------------
     Undistributed net
       investment income             $      --  $     -- $      72  $     72  $     59  $    198  $     --  $     --
--------------------------------------------------------------------------------------------------------------------

See notes to financial statements.

Financial Highlights
Legg Mason Income Trust, Inc.

    Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.


                                           Investment Operations                                Distributions
                                  --------------------------------------   -----------------------------------------------------
                                              Net Realized
                                             and Unrealized                                           From
                     Net Asset        Net    Gain (Loss) on     Total        From       In Excess      Net
                       Value,     Investment   Investments,      From         Net        of Net      Realized
                     Beginning      Income       Options      Investment   Investment  Investment    Gain on          Total
                      of Year       (Loss)     and Futures    Operations     Income      Income    Investments     Distributions
----------------------------------------------------------------------------------------------------------------------------------
U.S. Government Intermediate-Term Portfolio
     --Primary Class
       Years Ended Dec. 31,
       1998           $10.40       $ .56A       $     .11       $  .67      $ (.55)      $ (.01)     $    --         $ (.56)
       1997            10.31         .60A             .09          .69        (.59)        (.01)          --           (.60)
       1996            10.47         .61A            (.16)         .45        (.60)        (.01)          --           (.61)
       1995             9.72         .57A             .75         1.32        (.57)          --           --           (.57)
       1994            10.43         .51A            (.71)        (.20)       (.51)          --           --           (.51)

Investment Grade Income Portfolio
     --Primary Class
       Years Ended Dec. 31,
       1998           $10.59     $   .60B       $     .12       $  .72     $  (.60)     $    --      $  (.19)       $  (.79)
       1997            10.22         .65B             .37         1.02        (.65)          --           --           (.65)
       1996            10.44         .64B            (.22)         .42        (.64)          --           --           (.64)
       1995             9.27         .65B            1.17         1.82        (.65)          --           --           (.65)
       1994            10.40         .60B           (1.09)        (.49)       (.60)          --         (.04)          (.64)

High Yield Portfolio
     --Primary Class
       Years Ended Dec. 31,
       1998           $16.29    $   1.32        $   (1.56)      $ (.24)     $(1.32)     $    --      $  (.01)        $(1.33)
       1997            15.37        1.35              .99         2.34       (1.34)          --         (.08)         (1.42)
       1996            14.62        1.33              .76         2.09       (1.34)          --           --          (1.34)
       1995            13.57        1.29             1.05         2.34       (1.29)          --           --          (1.29)
       1994C           15.00        1.02            (1.44)        (.42)      (1.01)          --           --          (1.01)

U.S. Government Money Market Portfolio
       Years Ended Dec. 31,
       1998            $1.00    $    .05        $    (Nil)       $ .05      $ (.05)     $    --      $    --       $   (.05)
       1997             1.00         .05              Nil          .05        (.05)          --           --           (.05)
       1996             1.00         .05              Nil          .05        (.05)          --           --           (.05)
       1995             1.00         .05              Nil          .05        (.05)          --           --           (.05)
       1994             1.00         .04             (Nil)         .04        (.04)          --           --           (.04)
----------------------------------------------------------------------------------------------------------------------------------


                              Ratios/Supplemental Data
 -----------------------------------------------------------------------------
                                             Net
 Net Asset                               Investment                Net Assets,
   Value,                  Expenses    Income (Loss)  Portfolio      End of
  End of       Total      to Average     to Average   Turnover        Year
   Year       Return      Net Assets     Net Assets     Rate     (in thousands)
----------------------------------------------------------------------------




  $10.51       6.56%         1.00%A         5.30%A      356%        $352,729
   10.40       6.95%         1.00%A         5.84%A2     252%         300,952
   10.31       4.47%          .98%A         5.91%A      354%         293,846
   10.47      13.88%          .93%A         5.59%A      290%         231,886
    9.72      (1.93)%         .90%A         5.11%A      316%         231,255




  $10.52       6.99%         1.00%B         5.68%B      279%        $169,129
   10.59      10.31%         1.00%B         6.28%B      259%         122,100
   10.22       4.31%          .97%B         6.42%B      383%          91,928
   10.44      20.14%          .88%B         6.49%B      221%          85,633
    9.27      (4.82)%         .85%B         6.09%B      200%          66,196




  $14.72      (1.79)%        1.30%          8.17%       107%        $433,947
   16.29      15.86%         1.30%          8.60%       116%         382,143
   15.37      14.91%         1.35%          9.05%        77%         234,108
   14.62      18.01%         1.47%          9.28%        47%         108,417
   13.57      (2.90)%D       1.60%E         8.40%E       67%E         53,424



  $ 1.00       4.83%          .75%          4.73%        --         $389,466
    1.00       4.86%          .75%          4.77%        --          324,696
    1.00       4.81%          .66%          4.71%        --          325,210
    1.00       5.31%          .67%          5.17%        --          316,646
    1.00       3.66%          .69%          3.66%        --          214,576
----------------------------------------------------------------------------

A Net of fees waived by LMFA for expenses in excess of voluntary expense limitations of: 0.9% until April 30, 1995; 0.95% until April 30, 1996; and 1.00% until May 1, 1999. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets for each period would have been as follows: 1998, 1.20%; 1997, 1.21%; 1996, 1.26%; 1995, 1.24%; and
    1994, 1.19%.
B Net of fees waived by LMFA for expenses in excess of voluntary expense limitations of: 0.85% until April 30, 1995; 0.9% until April 30, 1996; and 1.00% until May 1, 1999 . If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets for each period would have been as follows: 1998, 1.35%; 1997, 1.39%; 1996, 1.43%; 1995, 1.38%; and
    1994, 1.40%.
C For the period February 1, 1994 (commencement of operations) to December 31, 1994.
D   Not annualized
E   Annualized

See notes to financial statements.

    Notes to Financial Statements
    Legg Mason Income Trust, Inc.
    (Amounts in Thousands)
--------------------------------------------------------------------------------

1. Significant Accounting Policies:

         The Legg Mason Income Trust, Inc. ("Corporation"), consisting of the U.S. Government Intermediate-Term Portfolio ("Government Intermediate"), the Investment Grade Income Portfolio ("Investment Grade"), the High Yield Portfolio ("High Yield"), and the U.S. Government Money Market Portfolio ("Government Money Market") (each a "Fund"), is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified investment company.
         The Government Intermediate, Investment Grade and High Yield Portfolios consist of two classes of shares: Primary Class, offered since 1987, and Navigator Class, offered to certain institutional investors since December 1, 1994, December 1, 1995, and May 5, 1998, respectively. The income and expenses of each of these Funds are allocated proportionately to the two classes of shares based on daily net assets, except for Rule 12b-1 distribution fees, which are charged only on Primary Class shares, and transfer agent and shareholder servicing expenses, which are determined separately for each class.

     Security Valuation
         Securities owned by Government Intermediate, Investment Grade and High Yield for which market quotations are readily available are valued at current market value. In determining fair value, the Board and management consider all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market of the investments existed, and the differences could be material. At December 31, 1998, $18,012 or 4.2% of the High Yield Portfolio's net assets, were valued by management in accordance with the procedures adopted by the Board of Directors. Securities with remaining maturities of 60 days or less are valued at amortized cost by each Fund.
         With respect to High Yield, where a security is traded on more than one market, which may include foreign markets, the securities are generally valued on the market considered by the Fund's adviser to be the primary market. The Fund will value its foreign securities in U.S. dollars on the basis of the then-prevailing exchange rates.
         The investments of Government Money Market are valued on the basis of amortized cost so long as the Fund's Board of Directors determines that this method constitutes fair value. Under this method, securities are valued at cost when purchased and, thereafter, a constant proportionate accretion or amortization of any discount or premium is recorded until maturity of the security.

     Investment Income and Distributions to Shareholders
         Interest income and expenses are recorded on the accrual basis. Bond premiums are amortized for financial reporting and federal income tax purposes. Bond discounts, other than original issue and zero-coupon bonds, are not amortized. Dividend income and distributions to shareholders are allocated at the class level and are recorded on the ex-dividend date. Dividends from net investment income will be declared daily and paid monthly for each Fund except High Yield which will declare and pay dividends monthly. Net capital gain distributions, which are calculated at a Fund level, are declared and paid after the end of the tax year in which the gain is realized. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations. At December 31, 1998, accrued dividends payable were as follows: Government Intermediate, $79; Investment Grade, $33; High Yield, $231; and Government Money Market, $21. There were no capital gain distributions payable at December 31, 1998.

Legg Mason Income Trust, Inc.
--------------------------------------------------------------------------------

     Security Transactions
         Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes. At December 31, 1998, receivables for securities sold and payables for securities purchased for each Fund were as follows:


                          Receivable for        Payable for
                          Securities Sold   Securities Purchased
----------------------------------------------------------------------
Government Intermediate       $5,088             $21,906
Investment Grade               3,675              22,449
High Yield                        --               3,840
Government Money Market           --              14,827

     Federal Income Taxes
         No provision for federal income or excise taxes is required since each Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income to its shareholders.

     Use of Estimates
         The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Investment Transactions:
         For the year ended December 31, 1998, investment transactions (excluding short-term investments) were as follows:

                                       Purchases                    Proceeds from Sales
                         ----------------------------------  ---------------------------------
                         U.S. Gov't. Securities     Other    U.S. Gov't. Securities    Other
----------------------------------------------------------------------------------------------
Government Intermediate         $1,115,936        $ 116,952        $1,108,202         $ 58,357
Investment Grade                   381,379           48,594           345,592           43,600
High Yield                              --          564,616                --          468,781


         At December 31, 1998, cost, gross unrealized appreciation and gross unrealized depreciation based on the cost of securities for federal income tax purposes for each Fund were as follows:


                                                                           Net Appreciation/
                                 Cost     Appreciation    (Depreciation)    (Depreciation)
----------------------------------------------------------------------------------------------------
Government Intermediate       $370,407      $ 5,696        $ (2,545)          $ 3,151
Investment Grade               180,663        3,884          (2,870)            1,014
High Yield                     417,424       72,713         (61,051)           11,662
Government Money Market        385,590           --              --                --

               Unused capital loss carryforwards for federal income tax purposes at December 31, 1998 were as follows: Government Intermediate, $4,790 which expires 2002 and $699 which expires 2003; High Yield, $10,825 which expires 2006 and Government Money Market, $4 which expires 2006. Investment Grade has no capital loss carryforwards.

--------------------------------------------------------------------------------

3. Repurchase Agreements:
        All repurchase agreements are fully collateralized by obligations issued by the U.S. government or its agencies and such collateral is in the possession of the Funds' custodian. The value of such collateral includes accrued interest. Risks arise from the possible delay in recovery or potential loss of rights in the collateral should the issuer of the repurchase agreement fail financially. The Funds' investment adviser, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

4. Options and Futures:
         As part of their investment programs, Government Intermediate and Investment Grade may utilize options and futures. Options may be written
     (sold) or purchased by these Funds. When a Fund purchases a put or call option, the premium paid is recorded as an investment and its value is marked-to-market daily. When a Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability and its value is marked-to-market daily.
         When options, whether written or purchased, expire, are exercised or are closed (by entering into a closing purchase or sale transaction), the Fund realizes a gain or loss as described in the chart below.

PURCHASED OPTION:                    IMPACT ON THE FUND:
The option expires                   Realize a loss in the amount of the cost of the option.
----------------------------------------------------------------------------------------------------------------------------
The option is closed through a       Realize a gain or loss depending on whether the proceeds from the closing sale
closing sale transaction             transaction are greater or less than the cost of the option.
----------------------------------------------------------------------------------------------------------------------------
The Fund exercises a call option     The cost of the security purchased through the exercise of the option will be increased by the premium originally paid to purchase the option.
----------------------------------------------------------------------------------------------------------------------------
The Fund exercises a put option      Realize a gain or loss from the sale of the underlying security. The proceeds of that sale will be reduced by the premium originally paid to purchase the put option.
============================================================================================================================
WRITTEN OPTION:                      IMPACT ON THE FUND:
The option expires                   Realize a gain equal to the amount of the premium received.
----------------------------------------------------------------------------------------------------------------------------
The option is closed through a       Realize a gain or loss without regard to any unrealized gain or loss on the
closing purchase transaction         underlying security and eliminate the option liability. The Fund will realize a loss in this transaction if the cost of the closing purchase exceeds the premium received when the option was written.
----------------------------------------------------------------------------------------------------------------------------
A written call option is exercised   Realize a gain or loss from the sale of the underlying security. The proceeds of
by the option purchaser              that sale will be increased by the premium originally received when the option was written.
----------------------------------------------------------------------------------------------------------------------------
A written put option is exercised    The amount of the premium originally received will reduce the cost of the
by the option purchaser              security that the Fund purchased when the option was exercised.
----------------------------------------------------------------------------------------------------------------------------

         The risk associated with purchasing options is limited to the premium originally paid. Options written by a Fund involve, to varying degrees, risk of loss in excess of the option value reflected in the Statement of Net Assets. The risk in writing a covered call option is that a Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk a Fund may not be able to enter into a closing transaction because of an illiquid secondary market or, for over-the-counter options, because of the counterparty's inability to perform.

Legg Mason Income Trust, Inc.
--------------------------------------------------------------------------------

         Call and put options written by the Funds and related premiums received during the period were as follows:

                                           Calls                 Puts
--------------------------------------------------------------------------------
                                    Actual                 Actual
Government Intermediate            Contracts   Premiums  Contracts  Premiums
--------------------------------------------------------------------------------

Options outstanding, December 31,
     1997                             60         $  7         --    $   --
Options written                    1,544          746       1,702      800
Options closed                    (1,454)        (703)     (1,233)    (625)
Options expired                     (150)         (50)       (229)     (23)
Options exercised                     --           --         (58)     (25)
--------------------------------------------------------------------------------
Options outstanding, December 31,
     1998                             --         $ --         182   $  127
--------------------------------------------------------------------------------

                                         Calls                   Puts
--------------------------------------------------------------------------------
                                    Actual                 Actual
Investment Grade                   Contracts   Premiums  Contracts  Premiums
--------------------------------------------------------------------------------
Options outstanding, December 31,
     1997                             --        $ --         22     $   19
Options written                    2,551         494        654        476
Options closed                      (654)       (389)      (477)      (352)
Options expired                   (1,820)        (55)      (125)       (60)
Options exercised                    (60)        (34)       (26)        (7)
--------------------------------------------------------------------------------
Options outstanding, December 31,
     1998                             17       $  16         48     $   76
--------------------------------------------------------------------------------

         Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses and the Fund recognizes a realized gain or loss when the contract is closed. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.
         The Funds enter into futures contracts as a hedge against anticipated changes in interest rates. There are several risks in connection with the use of futures contracts as a hedging device. Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. The change in the value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in the value of the hedged instruments. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market.
         The open futures positions and related appreciation or depreciation at December 31, 1998 are listed at the end of U.S. Government Intermediate's and Investment Grade's respective "Statement of Net Assets."

5. Financial Instruments:

     Forward Currency Exchange Contracts
         As part of its investment program, High Yield may utilize forward currency exchange contracts. The nature and risks of these financial instruments and the reasons for using them are set forth more fully in the Corporation's Prospectus and Statement of Additional Information.
         Forward foreign currency contracts are marked-to-market daily using foreign currency exchange rates supplied by an independent pricing service. The change in a contract's market value is recorded by High Yield as an unrealized gain or loss. When the contract is closed or delivery is taken, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
         The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's securities, but it does establish a rate of exchange that can be achieved in the future. These forward foreign currency contracts involve market risk in excess of amounts reflected in the Financial Statements. Although forward foreign currency contracts used for hedging purposes limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the

--------------------------------------------------------------------------------
     Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund's adviser will enter into forward foreign currency contracts only with parties approved by the Board of Directors because there is a risk of loss to the Fund if the counterparties do not complete the transaction.
         At December 31, 1998, there were no open forward currency exchange contracts in High Yield.

6. Transactions with Affiliates:
         Each Fund has a management agreement with Legg Mason Fund Adviser, Inc. ("LMFA"). Pursuant to their respective agreements, LMFA provides the Funds with management and administrative services for which each Fund pays a fee, computed daily and payable monthly, at annual rates of each Fund's average daily net assets.
         LMFA has agreed to waive its fees to the extent each Fund's expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during any month certain annual rates. The following chart shows the annual rate of management fees; expense limits and their expiration dates; total management fees waived; and management fees payable for each Fund:

                                                                                    YEAR ENDED
                                                                                  DECEMBER 31, 1998  AT DECEMBER 31, 1998
                                                                                  ----------------------------------------
                                                                                     MANAGEMENT           MANAGEMENT
                                MANAGEMENT   EXPENSE       EXPENSE LIMITATION           FEES                 FEE
     FUND                           FEE    LIMITATION        EXPIRATION DATE           WAIVED              PAYABLE
--------------------------------------------------------------------------------------------------------------------------
     Government Intermediate       0.55%      1.00%     May 1, 1999, or until net        $668                $106
                                                        assets reach $400 million
     Investment Grade              0.60%     1.00%      May 1, 1999, or until net        501                   35
                                                         assets reach $150 million
     High Yield                    0.65%      None           --                           --                  240
     Government Money Market       0.50%      None           --                           --                  163


         Western Asset Management Company ("Adviser") serves as investment adviser to the Funds. The Adviser is responsible for the actual investment activity of each Fund. LMFA pays the Adviser a fee, computed daily and payable monthly, at an annual rate of: 40% of the management fee received by LMFA for Investment Grade; 77% for High Yield; and 30% for Government Money Market. For U.S. Government Intermediate, LMFA pays the Adviser a fee, computed daily and payable monthly, of 0.20% of its average daily net assets, not to exceed the fee received by LMFA.
         Legg Mason Wood Walker, Incorporated ("Legg Mason"), a member of the New York Stock Exchange, serves as distributor of the Funds. Legg Mason receives an annual distribution fee and an annual service fee based on each Fund's Primary Class' average daily net assets, computed daily and payable monthly, as follows:

                                                           AT DECEMBER 31, 1998
                                                         -------------------------
                               DISTRIBUTION   SERVICE    DISTRIBUTION AND SERVICE
                                    FEE         FEE           FEES PAYABLE
----------------------------------------------------------------------------------
     Government Intermediate       0.25%       0.25%             $149

     Investment Grade              0.25%       0.25%               70

     High Yield                    0.25%       0.25%              185

     Government Money Market        --         0.10%               33

         Legg Mason has agreed that it will not request payment of more than 0.10% annually from Government Money Market until April 30, 1999. If this voluntary limit is not extended beyond April 30, 1999, the Fund may pay Legg Mason a 12b-1 service fee in an amount not to exceed an annual rate of 0.20% of its average daily net assets.
         Legg Mason also has an agreement with the Funds' transfer agent to assist it with some of its duties. For this assistance, Legg Mason was paid the following amounts by the transfer agent for the year ended December 31, 1998: Government Intermediate, $41; Investment Grade, $34; High Yield, $65 and Government Money Market, $84.
         LMFA, the Adviser and Legg Mason are corporate affiliates and are wholly owned subsidiaries of Legg Mason, Inc.

Legg Mason Income Trust, Inc.
--------------------------------------------------------------------------------

7. Line of Credit:
         The Funds, except for Government Money Market, but including certain other Legg Mason Funds, participate in a $150 million line of credit ("Credit Agreement") to be utilized as an emergency source of cash in the event of unanticipated, large redemption requests by shareholders. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the line of credit bear interest at prevailing short-term interest rates. For the year ended December 31, 1998, the Funds, other than High Yield, had no borrowings under the line of credit. High Yield utilized $15,000 during the month of September. The loan remained outstanding for fourteen days and had an average daily balance of $13,571. The weighted average rate of interest on the loan was 6.03% resulting in interest expense of $32.


8. Fund Share Transactions:
         At December 31, 1998, there were 1,000,000 shares authorized at $.001 par value for all portfolios of the Corporation. Share transactions were as follows:

                                                                   Reinvestment
                                                  Sold           of Distributions           Repurchased            Net Change
                                            ------------------   ------------------     --------------------    ------------------
                                            Shares     Amount    Shares   Amount        Shares        Amount    Shares    Amount
----------------------------------------------------------------------------------------------------------------------------------
     Government Intermediate
     --Primary Class
       Year Ended December 31, 1998         15,614    $163,688    1,455   $15,230       (12,470)   $ (130,675)   4,599    $ 48,243
       Year Ended December 31, 1997          7,011      72,238    1,458    15,020        (8,029)      (82,584)     440       4,674

     Investment Grade
     --Primary Class
       Year Ended December 31, 1998         7,596      80,707       948    10,055        (3,991)      (42,384)   4,554      48,378
       Year Ended December 31, 1997         4,258      44,149       547     5,662        (2,271)      (23,393)   2,534      26,418

     High Yield
     --Primary Class
       Year Ended December 31, 1998         26,232     427,977    1,936    30,859       (22,148)     (354,702)   6,020     104,134
       Year Ended December 31, 1997         15,869     253,216    1,464    23,407        (9,107)     (145,478)   8,226     131,145

     Government Money Market
       Year Ended December 31, 1998      1,438,767   1,438,767   16,128    16,128    (1,390,122)   (1,390,122)  64,773     64,773
       Year Ended December 31, 1997      1,269,493   1,269,493   15,246    15,246    (1,285,276)   (1,285,276)    (537)      (537)
----------------------------------------------------------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS



To the Shareholders and Directors of Legg Mason Income Trust, Inc.:

  In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of U.S. Government Intermediate-Term Portfolio, Investment Grade Income Portfolio, High Yield Portfolio, and U.S. Government Money Market Portfolio (comprising Legg Mason Income Trust, Inc., hereafter referred to as the "Funds") at December 31, 1998, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998, by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP


Baltimore, Maryland
February 26, 1999

                                  Annual Report
                                December 31, 1998



                                   Legg Mason
                               Income Trust, Inc.

                          U.S. Government Intermediate
                                Investment Grade
                                   High Yield


                                 Navigator Class

                             (LEGG MASON FUNDS LOGO)


                               HOW TO INVEST(SM)

To Our Shareholders,
  We are pleased to provide you with Legg Mason Income Trust's annual report, combining reports for the Navigator Classes of Legg Mason U.S. Government Intermediate-Term Portfolio, Investment Grade Income Portfolio and High Yield Portfolio.
  The following table summarizes key statistics for Navigator Shares of each portfolio, as of December 31, 1998:
                                                                Net Asset Value
                                   SEC Yield*    Average Life     Per Share
                                   ----------    ------------     ---------
      Government Intermediate        5.13%         7.6 years      $10.51
      Investment Grade               5.59%        12.9 years      $10.52
      High Yield                     8.31%         5.8 years      $14.67

  In calendar 1998, total returns for the Navigator Class of shares of the Government Intermediate and Investment Grade Portfolios were 7.16% and 7.57%, respectively. Since its inception on May 5, 1998, the High Yield Navigator Class of Shares has had a return of -6.91%. (Total return measures investment performance in terms of appreciation or depreciation in a portfolio's net asset value per share, plus dividends and any capital gain distributions). Beginning on the following page, portfolio managers responsible for the Income Trust discuss recent results and the investment outlook. The Funds' total returns in various periods since their inceptions are shown on subsequent pages of the report.
  For each of our Funds, historical performance is not indicative of future results, and the principal value of our holdings will continue to fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
  The Board of Directors recently approved a long-term capital gain of $0.096 and $0.012 per share to Navigator Class shareholders of Investment Grade and High Yield, respectively, and a short-term capital gain of $0.09 per share to Navigator Class shareholders of Investment Grade, payable on December 10, 1998 to shareholders of record on December 9, 1998.
  During 1998, attention increasingly focused on the Year 2000 issue. As you may know, the Year 2000 issue is a computer programming problem that affects the ability of computers to correctly process dates of January 1, 2000, and beyond. The Funds' Year 2000 project is well underway, and is designed to ensure that the Year 2000 date change will have no adverse impact on our ability to service our shareholders. The Funds are committed to taking those steps necessary to protect Fund investors including efforts to determine that the Year 2000 problem will not affect such vital service functions as shareholder transaction processing and recordkeeping. In addition, we are continuously monitoring the Year 2000 efforts of our vendors, and will perform tests with our critical vendors throughout 1999. Although the Funds are taking steps to ensure that all of their systems will function properly before, during, and after the Year 2000, the Funds could be adversely affected by computer related problems associated with the Year 2000. Contingency plans to ensure that functions critical to the Funds' operations will continue without interruption are under development. We are on target to complete this important project and look forward to continuing extensive testing (including industry-wide testing) with our industry peers, regulators and vendors throughout 1999.
                                                   Sincerely,

                                                   /s/ John F. Curley, Jr.
                                                   John F. Curley, Jr.
                                                   Chairman

February 9, 1999

----------
*SEC yields reported for the U.S. Government Intermediate, Investment Grade and High Yield Portfolios are for the 30 days ended December 31, 1998.

Portfolio Managers' Comments
Legg Mason Income Trust, Inc.

Market Overview

  Fixed-income markets were roiled in the second half of 1998 by both the devaluation of the Russian ruble and Russia's decision to default on some of its loan obligations. Leveraged hedge funds were severely impacted, and their unwinding operations contributed to produce a severe shortage of liquidity and flight to quality. By the time the dust settled, non-Treasury sectors had experienced the sharpest and most dramatic widening of spreads in the history of the bond market. Following the Federal Reserve's move to ease monetary policy three times in quick succession, some calm was restored to the markets by year end, particularly in the corporate and emerging market sectors. Long-term Treasury yields fell about 50 basis points(1) for the period, with shorter-term yields falling almost 90 basis points, thus continuing the rally that began in the first half of the year. Overall, the US economy remained remarkably healthy despite the ongoing global turmoil, and inflation remained low and stable.

U.S. Government Intermediate and Investment Grade Portfolios

  Given that both Funds traditionally emphasize non-Treasury sectors, it is not surprising that performance suffered during the six months ended December 31, 1998, as spreads widened. On the positive side, both Funds were well-positioned for declining interest rates and we had shifted their emphasis to benefit from a steepening of the yield curve early in the period; both of these strategies were rewarded. Both Funds were also insulated from the full brunt of wider spreads by our relatively cautious approach to overweighting both corporate and mortgage-backed securities. We had generally upgraded the quality of domestic credits, preferring to take higher levels of credit risk only in the emerging market area where spreads appeared much more attractive. Even so, our overweighting to credit risk was modest compared to previous periods, and we emphasized shorter maturity sovereign debt from major emerging market countries to minimize systemic risk. In the mortgage sector our overweighting was more aggressive, but also balanced by a heavy emphasis on current and discount coupons in order to minimize prepayment risk in a falling interest rate environment, and this strategy was rewarded with better relative performance. As before, both Funds were negatively impacted by a moderate exposure to inflation-indexed bonds, since real interest rates rose even as nominal rates fell.

  For the six months ended December 31, Government Intermediate produced total returns of 3.3% and 3.5% for the Primary and Navigator classes, respectively, versus the Salomon Brothers Medium-Term Treasury/Government-Sponsored Index return of 4.9%. Investment Grade generated total returns of 3.6% and 3.9% for the Primary and Navigator classes, respectively, versus the Salomon Brothers Broad Investment-Grade Index return of 4.6%.

High Yield Portfolio

  Due to the significant widening of credit spreads discussed above, the high yield sector of the bond market sharply underperformed the investment grade sector during the period. The High Yield Portfolio in particular suffered from several adverse developments. To begin with, its sensitivity to lower quality credits was somewhat higher than that of the high yield market as a whole, despite our earlier efforts to upgrade its quality. Consequently, it underperformed as quality spreads widened

----------------
(1) 100 basis points = 1%
dramatically. An overweighting to the telecommunications sector also detracted from performance, as this proved to be the most volatile and illiquid sector. A fairly significant level of Fund redemptions during the height of the Russian deleveraging crisis proved to be the most difficult factor to deal with, as a severe lack of liquidity at the time forced the Fund to incur substantial transaction costs when selling securities to raise cash. Furthermore, our efforts to anticipate redemptions resulted in holding cash during the latter part of the period when prices recovered unexpectedly.

  For the six months ended December 31, High Yield posted a total return of -9.6% for the Primary class and -9.3% for the Navigator class, versus the Lehman Brothers High Yield Index return of -2.8%.

Market Commentary and Outlook

  Following numerous moves by the world's central banks to reduce interest rates in the past several months, the key question today is whether monetary policy has eased sufficiently to ensure trouble-free economic growth going forward. The willingness of central banks to relax monetary policy in the face of serious threats to global financial stability is encouraging, and has clearly reduced the risk of a serious financial meltdown, deflation or recession. However, in our view the moves to date do not appear to have eliminated extant deflationary risks, and they do not rule out the risk of a slowdown in the US economy.

  Despite three Fed moves to lower nominal rates, the yield curve is still relatively flat, commodity prices are uniformly weak, and credit spreads remain at distressed levels--all classic signs of tight money. The tight money squeeze has been felt the most by emerging market and Asian economies, being heavily dependent on commodity exports and indebted in dollars. The current level of emerging market spreads is punishingly high, bringing inexorable pressure on those economies to slow. This has already caused a slowdown in US exports, which in turn helps explain the sharp drop in US manufacturing activity.

  Since tight money means firms on balance cannot pass along higher labor costs to consumers, an earnings squeeze is the inevitable result. This explains a noticeable slowdown in the growth of payroll employment over the course of the past year, just as a significant erosion of corporate profitability and cash flows is working to slow the pace of capital investment. Moreover, tighter fiscal policy in the US is slowly eroding the underpinnings of consumer demand. Prosperity has pushed consumers into higher marginal tax brackets, leading to a significant increase in tax burdens and a decline in discretionary income. We believe these factors will combine to result in a noticeable slowdown in GDP growth in the next 6-9 months, while at the same time inflation pressures remain very low, nonexistent or even negative.

Strategy

  Whether this slowdown is mild or recessionary is the critical question, as is the degree to which deflation persists. If accompanied by Fed ease, mild deflation and a mild slowdown likely would be fertile ground for all financial assets. If the Fed is slow to ease, however, a more pronounced deflation or recession is not out of the question. Since either scenario would imply lower yields, with short-term rates likely leading the way, we will continue to be long our duration benchmarks, with a bulleted exposure to the yield curve in anticipation of lower short-term rates over time.

  Although the corporate bond market has largely discounted the possibility of a recession in 1999, the reality of one would likely cause credit spreads to widen further as Treasury yields fell. Though we are cognizant of these risks, we think the inherent dynamism of the US economy and the Fed's willingness and ability to ease policy make a doomsday scenario unlikely. Consequently, we are overweight corporate bonds--in light of their historically attractive spreads--but cautiously so, keeping average quality higher than usual in light of our view that the economy is likely to slow and deflation risks remain high.

  In the emerging markets area, where spreads appear to more than compensate for risk given the impressive structural reforms that many countries have undertaken, our caution takes the form of an emphasis on shorter maturities and major sovereign issuers to minimize systemic risk. We believe mortgage-backed securities are still attractive since they offer very attractive spreads and very high quality. Moreover, we believe that mortgage spreads will narrow as interest rate volatility subsides and the yield curve steepens. Finally, we also remain overweight in inflation-adjusted bonds, in the belief that their yields are very attractive at current levels and should decline -- producing price gains -- as the Fed eventually engineers a reduction in real interest rates.



                                            Western Asset Management Company
February 9, 1999

Performance Information
Legg Mason Income Trust, Inc.

     Performance Comparison of a $10,000 Investment as of December 31, 1998

       The returns shown on these pages are based on historical results and are not intended to indicate future performance. Total return measures investment performance in terms of appreciation or depreciation in a Fund's net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. The investment return and principal value of an investment in each of these Funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in a Fund's return, so they differ from actual year-to-year results. No adjustment has been made for any income taxes payable by shareholders.
       The following graphs compare each Fund's total returns against that of the most closely matched broad-based securities market index. The lines illustrate the cumulative total return of an initial $50,000 investment for the periods indicated. The line for each Fund represents the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling securities. The line representing the securities market index does not include any transaction costs associated with buying and selling securities in the index or other administrative expenses.
       The Government Intermediate, Investment Grade and High Yield Portfolios each have two classes of shares: Primary Class and Navigator Class. Information about the Primary Class, offered to retail investors, is contained in a separate report to its shareholders.


     U.S. Government Intermediate-Term Portfolio -- Navigator Class

-------------------------------------------------------
              Cumulative     Average Annual
             Total Return     Total Return
-------------------------------------------------------
 One Year       + 7.16%        +7.16%
 Life of Class+ +39.18         +8.43

-------------------------------------------------------
 + Inception Date -- December 1, 1994
-------------------------------------------------------


(A graph appears here with the following plot points.)


                                 12/1/94    12/94   6/95   12/95    6/96    12/96    6/97    12/97    6/98    12/98
U.S. Government Intermediate--
     Navigator Class             50,000    50,251  54,831  57,512  57,633  60,439   62,041  64,940   67,224   69,590
Salomon Brothers Medium-Term
     Treasury/Government-
     Sponsored Index(1)          50,000    50,184  54,706  57,402   57,397  59,739  61,397   64,391  66,591   69,867


(1) The Salomon Brothers Medium-Term Treasury/Government-Sponsored Index is an all-inclusive universe of institutionally traded U.S. Treasury and Government-Sponsored securities. The Index is market-capitalization weighted and includes fixed-rate bonds with maturities between 1 and 10 years.

Investment Grade Income Portfolio -- Navigator Class

---------------------------------------------------------
              Cumulative   Average Annual
             Total Return   Total Return
---------------------------------------------------------
 One Year       + 7.57%       +7.57%
 Life of Class+ +26.96        +8.17

---------------------------------------------------------
 + Inception Date -- December 1, 1995


(A graph appears here with the following plot points.)


                                 12/1/95    12/95   6/95   12/96    6/97    12/97    6/98    12/98
Investment Grade--
     Navigator Class             50,000    50,711  50,211  53,188  55,226  59,012   61,110  63,480
Salomon Brothers Broad
     Investment-Grade -
     Bond Index(2)               50,000    50,690  50,050  52,525  54,135  57,585  59,870   62,605

(2) The Salomon Brothers Broad Investment-Grade Bond Index is a market-weighted index that contains approximately 4,700 individually priced investment grade bonds rated BBB or better. The Index includes U.S. Treasury/agency issues, mortgage pass-through securities and corporate issues.

     High Yield Portfolio -- Navigator Class

---------------------------------------------
              Cumulative   Average Annual
             Total Return   Total Return
---------------------------------------------
 Life of Class+  -6.91%         N/A

---------------------------------------------
 + Inception Date -- May 5, 1998



(A graph appears here with the following plot points.)


                                 5/5/98      6/98      9/98      12/98
High Yield--
     Navigator Class             50,000     51,321     46,509    46,545
Lehman High Yield Index (3)      50,000     50,355     48,065    48,960


(3) The Lehman Brothers High Yield Index is comprised of approximately 760 publicly traded below-investment grade U.S. corporate bonds. Index Returns are for the periods beginning April 30, 1998.

Statement of Net Assets
Legg Mason Income Trust, Inc.
December 31, 1998
(Amounts in Thousands)

U.S. Government Intermediate-Term Portfolio


                                               Rate    Maturity Date       Par/Shares      Value
------------------------------------------------------------------------------------------------
U.S. Government and Agency Obligations -- 47.8%

     Fixed-rate Securities -- 38.3%
     Federal Farm Credit Bank                    6.66%   12/26/06           $ 5,850      $ 6,347
     Freddie Mac                                    6%   12/15/09             9,000        8,986
     Overseas Private Investment Corporation     6.93%   12/15/08            15,000       16,372
     Private Export Funding Corporation          5.82%   6/15/03              5,000        5,048
     Private Export Funding Corporation          7.03%   10/31/03             4,000        4,329
     Private Export Funding Corporation          5.31%   11/15/03            15,000       15,302(F)
     Tennessee Valley Authority                 6.235%   7/15/45              5,000        5,239
     United States Treasury Bonds               6.375%   8/15/27              1,320        1,517
     United States Treasury Notes                6.25%   1/31/02              2,020        2,110
     United States Treasury Notes               5.625%   12/31/02            32,590       33,674
     United States Treasury Notes                5.50%   1/31/03             12,180       12,540
     United States Treasury Notes                5.75%   8/15/03              6,120        6,391
     United States Treasury Notes                7.50%   2/15/05              1,810        2,072
     United States Treasury Notes                   7%   7/15/06             12,540       14,278
     United States Treasury Notes               6.125%   8/15/07              2,770        3,025
     United States Treasury Notes               5.625%   5/15/08                640          683
                                                                                        --------
                                                                                         137,913
                                                                                        --------

     Inflation-indexed Securities -- 9.3%
     United States Treasury Inflation -
       Indexed Security                         3.375%   1/15/07             10,724       10,365(E)
     United States Treasury Inflation -
       Indexed Security                         3.625%   1/15/08             10,963       10,755(E)
     United States Treasury Inflation -
       Indexed Security                         3.625%   4/15/28             12,928       12,540(E)
                                                                                        --------
                                                                                          33,660
                                                                                        --------

     Stripped Securities(D)-- 0.2%
     United States Treasury Bonds                   0%   5/15/99                600          590(2)
                                                                                        --------
     Total U.S. Government and Agency Obligations  (Identified Cost-- $170,366)          172,163
------------------------------------------------------------------------------------------------
U.S. Government Agency Mortgage-backed Securities -- 32.3%

     Fixed-rate Securities -- 28.7%
     Agriculture Mortgage (Farmer Mac)           7.92%   1/25/12              1,461        1,580
     Fannie Mae                                 11.50%   4/1/04               1,072        1,100
     Fannie Mae                                  5.75%   6/15/05              8,000        8,260
     Fannie Mae                                  7.23%   3/30/06              8,000        8,034
     Fannie Mae                                  8.50%   6/1/10 to 8/1/11     2,250        2,339
     Fannie Mae                                  6.50%   11/1/10 to 7/1/13   19,507       19,779
     Fannie Mae                                     7%   1/1/13 to 8/1/13     1,707        1,744


8



                                               Rate     Maturity Date       Par/Shares     Value
---------------------------------------------------------------------------------------------------
     Fixed-rate Securities -- Continued
     Fannie Mae                                 9.50%    7/1/14 to 6/25/18 $  1,402    $   1,495
     Fannie Mae                                   11%    12/1/15                567          617
     Fannie Mae                                    9%    11/1/21              1,602        1,704
     Fannie Mae                                 6.50%    4/1/24                  22           22
     Fannie Mae                                    7%    12/1/26 to 2/1/27    1,517        1,547
     Fannie Mae                                    6%    11/1/27                 10           10
     Freddie Mac                               10.75%    7/1/00                   2            2
     Freddie Mac                                8.75%    2/1/01 to 10/1/01      335          344
     Freddie Mac                                   9%    2/1/02                 187          189
     Freddie Mac                                8.25%    2/1/08                 284          294
     Freddie Mac                                8.50%    12/1/08                217          227
     Freddie Mac                                9.75%    11/1/09                206          219
     Freddie Mac                                9.75%    11/1/14                148          157
     Freddie Mac                                8.50%    1/1/17                 594          618
     Freddie Mac                                   9%    1/1/17 to 9/1/20     1,447        1,534
     Freddie Mac                                9.30%    4/15/19              2,541        2,695
     Freddie Mac                                5.50%    11/25/20               940          940
     Freddie Mac                                   9%    1/1/21                 839          895
     Freddie Mac                                8.50%    6/1/21                 738          775
     Government National Mortgage Association      9%    7/15/04 to 8/15/06   3,070        3,200
     Government National Mortgage Association   7.50%    3/15/17                 20           20
     Government National Mortgage Association      9%    3/15/20 to 9/15/22      59           62
     Government National Mortgage Association   7.50%    2/15/22 to 3/15/23  12,336       12,728
     Government National Mortgage Association   7.50%    2/15/28 to 3/15/28  12,928       13,340
     Government National Mortgage Association      6%    3/15/28             11,730       11,627(A)
     Government National Mortgage Association   6.50%    3/15/28              3,988        4,028(A)
     Government National Mortgage Association      7%    3/15/28                200          205(A)
     Government National Mortgage Association   6.50%    7/15/28              1,000        1,010
                                                                                        --------
                                                                                         103,340
                                                                                        --------

     Stripped Securities(D) -- 0.3%
     Fannie Mae                                  152%    11/25/20               156        1,168(1)
                                                                                        --------

     Indexed Security(G) -- 1.5%
     Government National Mortgage Association      7%    12/20/21             1,952        1,983
     Government National Mortgage Association  6.875%    6/20/22              3,219        3,276
                                                                                        --------
                                                                                           5,259
                                                                                        --------

     Variable-rate Securities(C) -- 1.8%
     Fannie Mae                                7.687%    5/25/22              2,719        2,770
     Government National Mortgage Association      7%    10/20/17               530          541


                                                                               9

Statement of Net Assets -- Continued
Legg Mason Income Trust, Inc.



U.S. Government Intermediate-Term Portfolio--Continued



                                                Rate      Maturity Date      Par/Shares    Value
-------------------------------------------------------------------------------------------------
     Variable-rate Securities(C) -- Continued
     Government National Mortgage Association   6.625%   7/20/22 to 8/20/22  $ 3,237  $    3,287
                                                                                        --------
                                                                                           6,598
                                                                                        --------

     Total U.S. Government Agency Mortgage-backed Securities
          (Identified Cost -- $115,440)                                                  116,365
------------------------------------------------------------------------------------------------
Asset-backed Securities -- 0.2%
     AFC Home Equity Loan Trust                  7.75%   12/15/06               850          868
                                                                                        --------
     Total Asset-backed Securities  (Identified Cost -- $861)                                868
------------------------------------------------------------------------------------------------
Corporate Bonds and Notes -- 13.5%
     Banking and Finance -- 3.4%
     Donaldson Lufkin & Jenrette                 6.50%   6/1/08               6,000        6,170
     NationsBank Capital Trust III              5.898%   1/15/27              1,100        1,045
     NationsBank Corporation                    6.375%   5/15/05              5,000        5,197
                                                                                        --------
                                                                                          12,412
                                                                                        --------

     Food and Beverage -- 0.6%
     Philip Morris Companies Inc.                9.25%   2/15/00              2,000        2,083
                                                                                        --------

     Healthcare -- 1.5%
     Columbia/HCA Healthcare Corporation         8.85%   1/1/07               5,000        5,262
                                                                                        --------

     Industrial -- 2.2%
     Postal Square L.P.                          6.50%   6/15/22              4,905        5,121
     Raytheon Company                               6%   12/15/10             3,020        2,997(F)
                                                                                        --------
                                                                                           8,118
                                                                                        --------

     Media and Entertainment -- 2.3%
     News America Holdings, Incorporated         7.43%   10/1/26              2,300        2,393
     Time Warner, Inc.                           7.25%   10/15/17             3,330        3,620
     TCI Communications, Inc.                       8%   8/1/05               2,000        2,252
                                                                                        --------
                                                                                           8,265
                                                                                        --------

     Transportation -- 3.5%
     Burlington Northern Santa Fe Corporation   6.375%   12/15/05               310          320
     CSX Corporation                             5.85%   12/1/03              4,500        4,488
     CSX Corporation                             6.25%   10/15/08               600          608
     Norfolk Southern Corporation                7.35%   5/15/07              1,670        1,834
     Union Pacific Corporation                   5.78%   10/15/01             2,000        2,001
     Union Pacific Corporation                   7.25%   11/1/08              3,000        3,220
                                                                                        --------
                                                                                          12,471
                                                                                        --------
     Total Corporate Bonds and Notes  (Identified Cost -- $47,612)                        48,611
------------------------------------------------------------------------------------------------

10



                                               Rate    Maturity Date       Par/Shares       Value
--------------------------------------------------------------------------------------------------
Mortgage-backed Securities -- 1.7%

     Fixed-rate Securities -- 0.7%
     Metropolitan Asset Funding, Inc.            6.85%   8/20/05         $    2,437    $   2,427
                                                                                        --------
     Variable-rate Securities(C) -- 1.0%
     Resolution Trust Corporation               8.741%   3/25/21              2,034        2,052
     Resolution Trust Corporation               7.782%   9/25/29              1,721        1,739
                                                                                        --------
                                                                                           3,791
                                                                                        --------
     Total Mortgage-backed Securities  (Identified Cost -- $6,251)                         6,218
-------------------------------------------------------------------------------------------------
Yankee Bonds(B) -- 3.4%
     Cable & Wireless Communications            6.375%   3/6/03               3,850         3,852
     Petrozuata Finance                          7.63%   4/1/09               3,910         3,578(F)
     YPF Sociedad Anonima                           7%   10/26/02             2,565         2,553
     YPF Sociedad Anonima                        7.50%   10/26/02             2,136         2,146
                                                                                        --------
     Total Yankee Bonds  (Identified Cost -- $12,566)                                      12,129
-------------------------------------------------------------------------------------------------
Common Stock -- 1.2%
     Blackrock 2001 Term Trust Inc.                                             489 shs    4,404
                                                                                        --------
     Total Common Stock  (Identified Cost -- $4,285)                                       4,404
------------------------------------------------------------------------------------------------
Short-term Investments -- 3.6%

     U.S. Government Agency -- 0.3%
     Fannie Mae                                  5.20%   2/17/99         $    1,000          993(J)
                                                                                        --------

     Repurchase Agreements -- 3.2%
     Merrill Lynch Government Securities, Inc.
       5.10%, dated 12/31/98, to be repurchased at
       $11,596 on 1/4/99 (Collateral: $11,605
       Fannie Mae Medium-term Notes, 5.56%
       due 9/15/00, value $12,013)                                           11,589       11,589

     Options Purchased(H) -- 0.1%
     Eurodollar Future Call, January 99, Strike Price $95.00                     12(I)         2
     Eurodollar Future Call, April 99, Strike Price $94.50                       16(I)        22
     Eurodollar Future Call, April 99, Strike Price $95.25                      127(I)        13
     Eurodollar Future Call, June 99, Strike Price $94.50                       117(I)       173
     U.S. Treasury Bond Future Put, March 99, Strike Price $120                  48(I)         8
                                                                                        --------
                                                                                             218
                                                                                        --------
     Total Short-term Investments  (Identified Cost -- $12,817)                           12,800
------------------------------------------------------------------------------------------------
    Total Investments-- 103.7%  (Identified Cost-- $370,198)                             373,558
     Other Assets Less Liabilities-- (3.7%)                                              (13,489)
                                                                                        --------
     Net assets-- 100%                                                                  $360,069
-------------------------------------------------------------------------------------------------


                                                                              11

Statement of Net Assets -- Continued
Legg Mason Income Trust, Inc.



U.S. Government Intermediate-Term Portfolio--Continued


-------------------------------------------------------------------------------------------------------
     Net assets consisting of:
     Accumulated paid-in-capital applicable to:
       33,550 Primary Shares outstanding                                   $355,790
          698 Navigator Shares outstanding                                    7,132
     Accumulated net realized loss on investments, options and futures       (6,285)
     Unrealized appreciation of investments, options and futures              3,432
                                                                          ----------
     Net assets-- 100.0%                                                                $360,069
                                                                                        --------
     Net asset value per share:
       Navigator Class                                                                    $10.51
                                                                                        --------



                                                          Expiration       Actual         Appreciation/
                                                             Date         Contracts      (Depreciation)
-------------------------------------------------------------------------------------------------------

     Options Written(H)
     U.S. Treasury Bond Future Put, Strike Price $124      February 99       106             $   7
     U.S. Treasury Bond Future Put, Strike Price $126      February 99        76               (33)
                                                                                             -------
                                                                                             $ (26)
                                                                                             -------
     Futures Contracts Purchased(H)
     U.S. Treasury Note Future                             March 99           13             $ (13)
                                                                                             -------

     Futures Contracts Written(H)
     U.S. Treasury Note Future                             March 99          237             $ 111
                                                                                             -------
----------------------------------------------------------------------------------------------------

(A) When-issued security -- Security purchased on a delayed-delivery basis. Final settlement amount and maturity date have not yet been announced.
(B) Yankee bond -- Dollar-denominated bond issued in the U.S. by foreign entities.
(C) The coupon rates shown on variable-rate securities are the rates at December 31, 1998. These rates vary with the weighted average coupon of the underlying loans.
(D) Stripped security -- Securities with interest-only or principal-only payment streams as denoted by superscript 1 or 2, respectively.
(E) United States Treasury Inflation-indexed Security -- U.S. Treasury security whose principal value is adjusted daily in accordance with changes in the Consumer Price Index. Interest is calculated on the basis of the current adjusted principal value.
(F) Rule 144a security -- A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. These securities represent 6.08% of net assets.
(G) Indexed security -- The rate of interest earned on these securities is tied to the London Interbank Offered Rate (LIBOR), the Cost of Funds Index
     (COFI), the One Year Treasury Constant Maturity Rate or a similar index. The coupon rate shown is the rate at December 31, 1998.
(H) Options and futures are described in more detail in the notes to financial statements.
(I)  This represents the actual number of contracts.
(J)  Collateral to cover futures contracts written.

     See notes to financial statements.

Statement of Net Assets
Legg Mason Income Trust, Inc.
December 31, 1998
(Amounts in Thousands)

Investment Grade Income Portfolio


                                              Rate     Maturity Date       Par/Shares      Value
-------------------------------------------------------------------------------------------------
Corporate Bonds and Notes -- 20.3%
     Banking and Finance -- 3.7%
     Associates Corporation, North America      8.15%    8/1/09             $ 1,000      $ 1,188
     Donaldson Lufkin & Jenrette                6.50%    6/1/08                 500          514
     General Motors Acceptance Corporation         0%    6/15/15              2,700          879(A)
     IBJ Preferred Capital Company LLC          8.79%    12/29/49             1,560        1,368(B)
     SB Treasury Company LLC                    9.40%    12/29/49             1,790        1,763(B)
     Socgen Real Estate Company LLC             7.64%    12/29/49               180          166(B)
     Tokai Preferred Cap Company LLC            9.98%    12/29/49               480          405(B)
                                                                                          -------
                                                                                           6,283
                                                                                          -------
     Food and Beverage -- 2.3%
     J. Seagram & Sons                          6.40%    12/15/03               700          692
     J. Seagram & Sons                          6.80%    12/15/08               500          498
     J. Seagram & Sons                          7.50%    12/15/18             1,390        1,398
     RJR Nabisco, Inc.                          8.75%    4/15/04                200          203
     RJR Nabisco, Inc.                          8.75%    7/15/07              1,110        1,119
                                                                                          -------
                                                                                           3,910
                                                                                          -------
     Industrial -- 2.2%
     Ford Motor Company                         7.70%    5/15/97              1,000        1,154
     Keystone Owner Trust                       6.62%    11/25/08               529          529
     Loews Corporation                         7.625%    6/1/23               2,000        2,018
                                                                                          -------
                                                                                           3,701
                                                                                          -------
     Media and Entertainment -- 3.4%
     News America Holdings Incorporated        8.875%    4/26/23                500          606
     News America Holdings Incorporated         8.25%    10/17/96               200          219
     News America Incorporated                 7.625%    11/30/28             1,000        1,070(B)
     TCI Communications Incorporated           6.375%    5/1/03                 240          248
     TCI Communications Incorporated            9.65%    3/31/27              1,650        2,037
     Walt Disney Company                        5.62%    12/1/08              1,550        1,526
                                                                                          -------
                                                                                           5,706
                                                                                          -------
     Gas and Pipeline Utilities -- 0.6%
     Louis Dreyfus Natural Gas Corporation      9.25%    6/15/04              1,000        1,032
                                                                                          -------
     Retail -- 1.2%
     Kmart Corporation                          7.95%    2/1/23               2,000        2,005
                                                                                          -------
     Telecommunications -- 1.8%
     Lucent Technologies Incorporated           5.50%    11/15/08             1,860        1,881
     MCI WorldCom Inc.                         9.375%    1/15/04                610          632
     Sprint Capital Corporation                6.125%    11/15/08               480          491
                                                                                          -------
                                                                                           3,004
-------------------------------------------------------------------------------------------------


                                                                              13


Statement of Net Assets -- Continued
Legg Mason Income Trust, Inc.

Investment Grade Income Portfolio - Continued

                                              Rate      Maturity Date      Par/Shares      Value
-------------------------------------------------------------------------------------------------
     Utilities -- 5.1%
     Cleveland Electric Ilumination Co.         7.88%    11/1/17             $  850       $  879(B)
     Connecticut Light and Power Company       7.875%    6/1/01               1,750        1,809
     Gulf States Utilities Corp.                8.25%    4/1/04               1,800        1,997
     Niagara Mohawk Power Corporation           7.25%    10/1/02                630          637
     Niagara Mohawk Power Corporation           7.75%    5/15/06              1,200        1,318
     Niagara Mohawk Power Corporation           7.75%    10/1/08                530          579
     North Atlantic Energy Corporation          9.05%    6/1/02                 756          785
     System Energy Resources, Inc.              7.43%    1/15/11                713          742
                                                                                          -------
                                                                                           8,746
                                                                                          -------
     Total Corporate Bonds and Notes  (Identified Cost -- $32,651)                        34,387
-------------------------------------------------------------------------------------------------
Asset-backed Securities -- 1.0%
     Advanta Home Equity Loan Trust             5.95%    3/25/09                588          579
     Green Tree Financial Corp.                 7.85%    7/15/04              1,032        1,045
                                                                                          -------
     Total Asset-backed Securities  (Identified Cost -- $1,613)                            1,624
-------------------------------------------------------------------------------------------------
Mortgage-backed Securities -- 3.5%
     Fixed-rate Securities -- 3.0%
     Asset Securitization Corporation           6.92%    2/14/29              1,139        1,185
     Chevy Chase Home Loan Trust                7.15%    5/15/15                984        1,001
     Nomura Asset Securities Corporation        8.15%    3/4/20                 600          656
     Nomura Asset Securities Corporation        7.12%    4/13/36                680          716
     Oakdale Mall Trust 94-1 Class A            7.95%    5/1/06               1,000        1,036(B)
     PSB Financial Corporation II              11.05%    12/1/15                436          472
                                                                                          -------
                                                                                           5,066
                                                                                          -------
     Variable-rate Securities(C) -- 0.5%
     Resolution Trust Corporation              6.837%    4/25/28                534          538(B)
     Resolution Trust Corporation              8.078%    9/25/29                232          240
                                                                                          -------
                                                                                             778
                                                                                          -------
     Total Mortgage-backed Securities  (Identified Cost -- $5,708)                         5,844
------------------------------------------------------------------------------------------------
U.S. Government and Agency Obligations -- 33.3%
     Fixed-rate Securities -- 20.5%
     United States Treasury Bonds                  0%    2/15/23              1,500          403(A)
     United States Treasury Bonds              6.375%    8/15/27             19,530       22,447
     United States Treasury Notes               5.50%    2/29/00              1,500        1,514
     United States Treasury Notes               5.75%    11/30/02               200          208
     United States Treasury Notes              5.625%    12/31/02               600          620
     United States Treasury Notes               5.50%    1/31/03              1,500        1,544
     United States Treasury Notes               5.25%    8/15/03              7,550        7,742
     United States Treasury Notes               4.75%    11/15/08               280          282
                                                                                          -------
                                                                                          34,760
                                                                                          -------
14



                                              Rate      Maturity Date      Par/Shares      Value
--------------------------------------------------------------------------------------------------
     Inflation-indexed Securities -- 12.8%
     United States Treasury Inflation-
       Indexed Security                        3.375%    1/15/07            $10,931    $  10,566(G)
     United States Treasury Inflation-
       Indexed Security                        3.625%    1/15/08              5,238        5,138(G)
     United States Treasury Inflation-
       Indexed Security                        3.625%    4/15/28              6,185        6,000(G)
                                                                                          -------
                                                                                          21,704
                                                                                          -------

     Total U.S. Government and Agency Obligations  (Identified Cost-- $56,438)            56,464
-------------------------------------------------------------------------------------------------
U.S. Government Agency Mortgage-backed Securities -- 29.0%
     Fixed-rate Securities -- 26.8%
     Fannie Mae                                 5.75%    6/15/05              1,000        1,033
     Fannie Mae                                    8%    4/25/06                610          630
     Fannie Mae                                    8%    8/1/09 to 3/1/10       536          557
     Fannie Mae                                    6%    9/1/25 to 11/1/27      950          940
     Fannie Mae                                 6.50%    10/1/28                600          604(E)
     Freddie Mac                                8.75%    10/1/01                 16           17
     Freddie Mac                                8.50%    2/1/04                 149          152
     Freddie Mac                                8.75%    1/1/08 to 10/1/08      429          448
     Freddie Mac                                8.50%    11/1/09                229          240
     Freddie Mac                                   6%    2/1/14               1,964        1,962
     Freddie Mac                                   7%    8/1/24 to 5/1/26     8,775        8,947
     Freddie Mac                                   8%    7/1/26                 870          901
     Freddie Mac                                5.50%    8/1/26               1,100        1,087(E)
     Freddie Mac                                   9%    9/1/26                 600          627(E)
     Government National Mortgage Association      9%    7/15/16 to 6/15/17     894          961
     Government National Mortgage Association      7%    2/15/23 to 8/15/25   8,109        8,299
     Government National Mortgage Association   7.50%    2/15/23 to 11/15/23  5,332        5,505
     Government National Mortgage Association  6.875%    6/20/23              2,803        2,848
     Government National Mortgage Association      8%    12/15/26             1,589        1,652
     Government National Mortgage Association   7.50%    6/15/28 to 7/15/28   2,978        3,072
     Government National Mortgage Association   7.50%    7/15/28              1,500        1,546(E)
     Government National Mortgage Association      6%    9/15/28              3,450        3,420(E)
                                                                                          -------
                                                                                          45,448
                                                                                          -------

     Variable-rate Securities(C) -- 2.2%
     Freddie Mac                               7.468%    9/1/24                 604          617
     Government National Mortgage Association      7%    10/20/22               412          418
     Sallie Mae                                5.352%    4/25/06              2,627        2,595
                                                                                          -------
                                                                                           3,630
                                                                                          -------
     Total U.S. Government Agency Mortgage-backed Securities
          (Identified Cost -- $48,275)                                                    49,078
-------------------------------------------------------------------------------------------------

                                                                              15


Statement of Net Assets -- Continued
Legg Mason Income Trust, Inc.



Investment Grade Income Portfolio -- Continued


                                             Rate      Maturity Date       Par/Shares      Value
-------------------------------------------------------------------------------------------------
Yankee Bonds(F) -- 8.2%
     Fixed-rate Securities -- 6.6%
     Korea Development Bank                     6.75%    12/1/05            $ 1,020  $       881
     Manitoba Province, Canada                  9.50%    9/15/18                750        1,043
     Petroleos Mexicanos                        8.85%    9/15/07              1,300        1,157(B)
     Petroliam Nasional Berhad                 7.125%    8/15/05 to 10/18/06    490          383(B)
     Petroliam Nasional Berhad                 7.625%    10/15/26               700          479(B)
     Republic of Argentina                        11%    12/4/05              1,600        1,602
     Republic of Brazil                            8%    4/15/14              2,820        1,668(H)
     Russian Ministry of Finance               12.75%    6/24/28                370          118(B)
     Tata Electric Company                      8.50%    8/19/17              2,000        1,515(B)
     United Mexican States                      6.25%    12/31/19               300          234
     United Mexican States                     11.50%    5/15/26              1,020        1,095
     YPF Sociedad Anonima                       7.50%    10/26/02               917          922
                                                                                          -------
                                                                                          11,097
                                                                                          -------
     Indexed Securities(D) -- 1.6%
     Republic of Argentina                    6.1875%    3/31/05              2,012        1,720
     Republic of Brazil                        6.125%    4/15/06              1,642        1,052
                                                                                          -------
                                                                                           2,772
                                                                                          -------
     Total Yankee Bonds  (Identified Cost -- $15,475)                                     13,869
-------------------------------------------------------------------------------------------------
Common Stock -- 1.0%
     Blackrock 2001 Term Trust Inc.                                             189 shs    1,698
                                                                                          -------
     Total Common Stock (Identified Cost -- $1,653)                                        1,698
-------------------------------------------------------------------------------------------------
Warrants -- N.M.
     Republic of Argentina                                                        1 wt        44
                                                                                          -------
     Total Warrants  (Identified Cost-- $26)                                                  44
-------------------------------------------------------------------------------------------------
Short-term Investments -- 11.0%

     U.S. Government Agency -- 0.6%
     Fannie Mae                                 5.20%    2/17/99            $ 1,000          993(I)
                                                                                          -------

     Repurchase Agreements-- 10.3%
     Merrill Lynch Government Securities, Inc.
       5.10%, dated 12/31/98, to be repurchased
       at $17,541 on 1/4/99
       (Collateral: $17,885 Federal Home Loan Bank
       Notes, 4.66% due 10/15/01, value $18,061)                             17,531       17,531
                                                                                          -------

     Options Purchased(K) -- 0.1%
     Eurodollar Future Call, January 99, Strike Price $95.00                    76(J)         12
     Eurodollar Future Call, April 99, Strike Price $94.50                      89(J)        122
     Eurodollar Future Call, April 99, Strike Price $95.25                      110(J)        11
                                                                                          -------
                                                                                             145
                                                                                          -------
     Total Short-term Investments  (Identified Cost -- $18,697)                           18,669
------------------------------------------------------------------------------------------------

16



------------------------------------------------------------------------------------------------
     Total Investments -- 107.3%  (Identified Cost -- $180,536)                         $181,677
     Other Assets Less Liabilities-- (7.3%)                                              (12,293)
                                                                                          -------
     Net assets consisting of:
     Accumulated paid in capital applicable to:
        16,080 Primary Shares outstanding                                  $167,719
            24 Navigator Shares outstanding                                     251
     Undistributed net investment income                                         72
     Undistributed net realized gain on investments, options and futures        430
     Unrealized appreciation of investments, options and futures                912
                                                                            -------
     Net assets-- 100.0%                                                                $169,384
                                                                                          -------
     Net asset value per share:
       Navigator Class                                                                    $10.52
                                                                                          -------



                                                                  Expiration   Actual     Appreciation/
                                                                     Date     Contracts  (Depreciation)
-------------------------------------------------------------------------------------------------------
     Options Written(K)
     U.S. Treasury Bond Future Put, Strike Price $124.00         February 99     37        $  35
     U.S. Treasury Bond Future Put, Strike Price $128.00         February 99     11           (5)
     U.S. Treasury Note Future Call, Strike Price $114.50        February 99     17            9
                                                                                          -------
                                                                                           $  39
                                                                                          -------
     Futures Contracts Purchased(K)
     U.S. Treasury Bond Futures                                     March 99     91        $(131)
     U.S. Treasury Note Futures                                     March 99    170         (156)
                                                                                          -------
                                                                                           $(287)
                                                                                          -------
     Futures Contracts Written(K)
     U.S. Treasury Note Futures                                     March 99     17        $  19
                                                                                          -------
------------------------------------------------------------------------------------------------

(A) Zero-coupon bond -- A bond with no periodic interest payments which is sold at such a discount as to produce a current yield to maturity.
(B) Rule 144a security -- A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. These securities represent 6.42% of net assets.
(C) The coupon rates shown on variable-rate securities are the rates at December 31, 1998. These rates vary with the weighted average coupon of the underlying loans.
(D) Indexed security -- The rate of interest earned on these securities is tied to the London Interbank Offered Rate (LIBOR), the Cost of Funds Index
     (COFI), the One Year Treasury Constant Maturity Rate or a similar index. The coupon rate shown is the rate at December 31, 1998.
(E) When-issued security -- Security purchased on a delayed-delivery basis. Final settlement amount and maturity date have not yet been announced.
(F) Yankee bond -- Dollar-denominated bond issued in the U.S. by foreign entities.
(G) United States Treasury Inflation-indexed Security -- U.S. Treasury security whose principal value is adjusted daily in accordance with changes in the Consumer Price Index. Interest is calculated on the basis of the current adjusted principal value.
(H) Front Loaded Interest Reduction Bond (FLIRB) -- Security pays a portion of the coupon in cash and a portion is capitalized as an increase in par value.
(I)  Collateral to cover futures contracts written.
(J)  This represents the actual number of contracts.
(K) Options and Futures are described in more detail in the notes to financial statements.
N.M. Not meaningful
See notes to financial statements.

Statement of Net Assets
Legg Mason Income Trust, Inc.
December 31, 1998
(Amounts in Thousands)

High Yield Portfolio

                                             Rate      Maturity Date       Par/Shares      Value
----------------------------------------------------------------------------------------------

Corporate Bonds and Notes -- 57.8%
     Cable and Media -- 7.8%
     Advanced Radio Telecom Corporation            14%      2/15/07           $  2,000   $    1,440
     Big Flowers Press Holdings Incorporated    8.625%      12/1/08              4,000        4,015
     Brill Media Company, LLC                    7.50%      12/15/07             3,000        2,730(F)
     Chancellor Media Corporation                   8%      11/1/08              4,000        4,080
     Mentus Media Corporation                      12%      2/1/03               8,434        8,181
     Pegasus Communications Corporation          9.75%      12/1/06              2,000        2,008
     Radio Unica Corporation                        0%      8/1/06               9,000        4,871(C),(D),(F)
     Sinclair Broadcasting Group Incorporated       9%      7/15/07              1,000        1,020
     Source Media Inc.                             12%      11/1/04              3,000        2,265(G)
     Star Choice Communications, Inc.              13%      12/15/05             3,000        2,985
                                                                                             ------
                                                                                             33,595
                                                                                             ------

     Chemicals -- 0.9%
     Huntsman Corporation                        9.50%      7/1/07               4,000        4,010
                                                                                             ------


     Computer Software --2.6%
     Diva Systems Corporation                       0%      3/1/08               3,750        1,575(F)
     PSINet Incorporated                           10%      2/15/05              3,000        2,940
     Verio Incorporated                        10.375%      4/1/05               2,000        1,950
     Verio Incorporated                         13.50%      6/15/04              4,500        4,860
                                                                                             ------
                                                                                             11,325
                                                                                             ------

     Construction and Building Material -- 2.9%
     American Architectural Products Corp.      11.75%      12/1/07              5,500        4,180
     DeGeorge Home Alliance                        12%      4/1/01               3,500        2,905
     Fortress Group                             13.75%      5/15/03              5,000        5,487
                                                                                             ------
                                                                                             12,572
                                                                                             ------
     Energy -- 3.9%
     Grant Geophysical Corporation               9.75%      2/15/08              2,500        1,600
     Nuevo Energy Company                        9.50%      4/15/06              3,000        2,925
     Ocean Energy Incorporated                  8.375%      7/1/08               4,000        3,740
     Plains Resources Incorporated              10.25%      3/15/06              4,000        4,000
     Queen Sand Resources Incorporated          12.50%      7/1/08               6,000        4,822
                                                                                             ------
                                                                                             17,087
                                                                                             ------
     Entertainment & Leisure -- 3.4%
     Booth Creek Ski Holdings Incorporated      12.50%      3/15/07              8,750        8,684
     HMH Properties Incorporated                 8.45%      12/1/08              6,000        6,023
                                                                                             ------
                                                                                             14,707
                                                                                             ------

                                             Rate      Maturity Date       Par/Shares      Value
------------------------------------------------------------------------------------------------
     Financial Services -- 1.0%
     SB Treasury Company LLC                    9.40%    12/29/49           $ 2,000      $ 1,969
     Tokai Preferred Capital Company LLC        9.98%    12/29/49             2,500        2,131
                                                                                          ------
                                                                                           4,100
                                                                                          ------
     Food Services -- 0.7%
     International Fast Foods Corporation         11%    10/31/07             6,884        3,167(C),(D),(G)
                                                                                          ------
     Gaming -- 1.3%
     Harrah's Operating Incorporated           7.875%    12/15/05             4,500        4,523
     Trump Hotels & Casino Resorts, Inc.       15.50%    6/15/05              1,000        1,040
                                                                                          ------
                                                                                           5,563
                                                                                          ------
     Industrial -- 2.6%
     AMSC Acquisition Incorporated             12.25%    4/1/08               2,000        1,280
     Chatwins Group, Inc.                         13%    5/1/03               3,000        3,015
     Clark Material Handling Company           10.75%    11/15/06             1,500        1,545
     Geneva Steel, Inc.                         9.50%    1/15/04              2,500          437
     Norcal Waste Systems, Inc.                13.50%    11/15/05             1,500        1,665
     United Auto Group Incorporated               11%    7/15/07              4,000        3,520(D)
                                                                                          ------
                                                                                          11,462
                                                                                          ------
     Manufacturing -- 3.4%
     Decora Industries Incorporated               11%    5/1/05               3,000        2,865
     FWT, Inc.                                 9.875%    11/15/07             2,300          932
     Hayes Lemmerz International Incorporated   8.25%    12/15/08             4,000        4,000
     HDA Parts Systems Incorporated               12%    8/1/05               2,500        2,262(C),(D)
     SBA Communications Corporation                0%    3/1/08               5,000        2,900(F),(G)
     Zilog, Inc.                                9.50%    3/1/05               2,000        1,650
                                                                                          ------
                                                                                          14,609
                                                                                          ------
     Retail -- 2.9%
     Pacific Apparel, LLC                       9.50%    3/31/08              4,043        2,031(C),(D),(I)
     Pour le Bebe, Inc.                            0%    6/30/99              3,461        3,167(E),(I)
     Relax the Back Corporation                   11%    5/22/03              4,000        3,737(C),(D),(I)
     Relax the Back Corporation                   13%    5/22/03              4,000        3,665(C),(D),(I)
                                                                                          ------
                                                                                          12,600
                                                                                          ------

     Retail Grocery -- 1.8%
     Big V Supermarkets Incorporated              11%    2/15/04              4,500        4,410
     Fred Meyer Incorporated                    7.45%    3/1/08               3,000        3,237
                                                                                          ------
                                                                                           7,647
                                                                                          ------

Legg Mason Income Trust, Inc.

High Yield Portfolio -- Continued


                                             Rate      Maturity Date       Par/Shares      Value
----------------------------------------------------------------------------------------------
     Services -- 9.2%
     Allied Waste North America                7.875%    1/1/09             $  3,000      $ 3,049(D)
     American Standard Incorporated            7.625%    2/15/10               2,500        2,525
     California Recreation, LLC                    9%    7/8/07                3,670        1,412(C),(D),(I)
     Cendant Corporation                        7.75%    12/1/03               4,000        4,042
     COMFORCE Corporation                         12%    12/1/07               3,200        3,240
     Convergent Communications Incorporated       13%    4/1/08                3,000        1,440
     Hermes Europe Railtel B V                10.375%    1/15/09               4,000        4,060
     Interamericas Communications                 14%    10/27/07              2,500        1,300
     Intermedia Communications, Inc.               0%    7/15/07               5,000        3,400(D),(F)
     MCMS Incorporated                          9.75%    3/1/08                4,000        3,180
     Splitrock Services Incorporated           11.75%    7/15/08               5,000        4,325
     United Rentals Incorporated                9.25%    1/15/09               8,000        8,080
                                                                                          ------
                                                                                          40,053
                                                                                          ------

     Shipping -- 1.6%
     Global Ocean Carriers, Ltd.               10.25%    7/15/07              5,000        2,750
     Golden Ocean Group, Ltd.                     10%    8/31/01              9,750        2,730(D)
     Statia Terminals International            11.75%    11/15/03             1,500        1,515
                                                                                          ------
                                                                                           6,995
                                                                                          ------
     Telecommunications -- 8.1%
     Covad Communications Group Incorporated       0%    3/15/08              5,750        3,162(F)
     Dial Call Communications Incorporated     10.25%    12/15/05             2,000        1,970(F)
     Level 3 Communications Incorporated           0%    12/1/08              3,000        1,755(F)
     NTL Incorporated                              0%    4/1/08               2,000        1,220(D),(F)
     NTL Incorporated                              0%    10/1/08              4,500        2,841(F)
     Phonetel Technologies, Inc.                  12%    12/15/06             3,500        1,435(H)
     Price Communications Cellular Holdings    11.25%    8/15/08              2,000        1,900(C),(D)
     Telewest PLC                                  0%    10/1/07              5,500        4,579(F)
     Teligent Incorporated                         0%    3/1/08               5,000        2,450(F)
     Triton Communications, LLC                    0%    5/1/08               5,000        2,250(F)
     Winstar Communications, Inc.                  0%    10/15/05             6,500        9,100(D),(F)
     Winstar Equipment II Corp.                12.50%    3/15/04              2,500        2,550(D)
                                                                                          ------
                                                                                          35,212
                                                                                          ------
     Textiles -- 0.7%
     Westpoint Stevens Incorporated            7.875%    6/15/05              3,000        3,045
                                                                                          ------

     Transportation -- 3.0%
     Aircraft Funding Units                       12%    7/15/99              5,000        4,350
     Aircraft Service International Group
       Incorporated                               11%    8/15/05              3,000        2,985(C),(D)

20

                                             Rate      Maturity Date       Par/Shares      Value
----------------------------------------------------------------------------------------------
     Transportation -- Continued
     Trans World Airlines, Inc.                    12%   4/1/02            $  1,500   $    1,372
     Trans World Airlines, Inc.                 11.50%   12/15/04             4,000        3,435
     Trans World Airlines, Inc.                11.375%   3/1/06               1,000          824
                                                                                          ------
                                                                                           12,966
                                                                                          ------
     Total Corporate Bonds and Notes  (Identified Cost -- $281,939)                       250,715
-------------------------------------------------------------------------------------------------
Yankee Bonds(A) -- 9.7%
     Cable and Media -- 1.0%
     Globo Communicacoes e Participacoes S.A.  10.625%   11/1/07              1,500          964
     Multicanal Participacoes S.A.             12.625%   6/18/04              2,000        1,730
     Tevecap S.A.                              12.625%   11/26/04             3,000        1,710
                                                                                          ------
                                                                                           4,404
                                                                                          ------
     Energy -- 0.2%
     Northern Offshore ASA                         10%   5/15/05              2,000        1,040(C),(D)
                                                                                          ------

     Entertainment & Leisure -- 1.8%
     V2 Music Holdings PLC                         14%   4/15/08             13,000        8,021
                                                                                          ------

     Foreign Government -- 0.8%
     Republic of South Korea                    8.875%   4/15/08              3,500        3,578
                                                                                          ------

     Industrial -- 0.6%
     Cathay International Ltd.                     13%   4/15/08              6,450        2,370(C),(D)
                                                                                          ------

     Real Estate -- 0.3%
     Trizec Finance Corporation Ltd.           10.875%   10/15/05             1,340        1,407
                                                                                          ------

     Retail Grocery -- 0.4%
     Disco S.A.                                 9.875%   5/15/08              2,000        1,700
                                                                                          ------

     Services -- 0.9%
     ESAT Holdings Ltd.                             0%   2/1/07               6,000        3,960(F)
                                                                                          ------

     Shipping -- 0.2%
     Pegasus Shipping Hellas                   11.875%   11/15/04             1,000          870
                                                                                          ------

     Telecommunications -- 1.1%
     Netia Holdings                             10.25%   11/1/07              2,000        1,700
     PTC International Finance                      0%   7/1/07               1,700        1,156(D),(F)
     Tricom S.A.                               11.375%   9/1/04               2,000        1,645
                                                                                          ------
                                                                                           4,501
                                                                                          ------

Legg Mason Income Trust, Inc.

High Yield Portfolio -- Continued


                                             Rate      Maturity Date       Par/Shares      Value
----------------------------------------------------------------------------------------------
     Transportation -- 2.4%
     Canadian Airlines Corporation                 10%   5/1/05             $ 4,000      $ 3,400(C),(D)
     Canadian Airlines Corporation              12.25%   8/1/06               9,000        6,840
                                                                                          ------
                                                                                          10,240
                                                                                          ------
     Total Yankee Bonds  (Identified Cost -- $53,921)                                     42,091
------------------------------------------------------------------------------------------------
Common Stocks -- 15.5%

     Medical Supplies/Services -- 0.3%
     Interferon Sciences, Inc.                                                   96 shs       42(B)
     Unigene Labs, Inc.                                                       1,180        1,401(B)
                                                                                          ------
                                                                                           1,443
                                                                                          ------

     Telecommunications -- 15.2%
     Global Crossing Limited                                                  1,555       65,757(B)
                                                                                          ------
     Total Common Stocks  (Identified Cost -- $3,994)                                     67,200
------------------------------------------------------------------------------------------------
Preferred Stock -- 9.0%

     Cable and Media -- 3.1%
     CSC Holdings Inc.                         11.125%                             1           56(G)
     Paxson Communications Corporation (Voting) 12.50%                             3        3,252
     Paxson Communications Corporation          13.25%                             1        7,579
     Source Media, Inc.                         13.50%                           110        1,072(C),(D),(G)
     Spanish Broadcasting System                14.25%                             1        1,307(G)
                                                                                           ------
                                                                                           13,266
                                                                                           ------

     Gaming -- 0.1%
     Fitzgeralds Gaming Corporation                15%                            50          250(D),(G)
                                                                                           ------

     Industrial -- 2.7%
     Clark Material Handling Company               12%                             6        6,253
     Geneva Steel Company                          14%                            10          175
     High Voltage Engineering Corporation       14.25%                             4        3,485(C),(D),(G)
     Morris Material Handling                      12%                             2        1,835
                                                                                           ------
                                                                                           11,748
                                                                                           ------

     Media -- N.M.%
     Liberty Group Publishing                   14.75%                             4           92
                                                                                           ------

     Retail -- 0.9%
     Relax the Back Corporation                    10%                         1,702        4,000(I)
                                                                                           ------

     Services -- 0.9%
     Intermedia Communications, Inc.                0%                             4        3,958(C),(D),(F),(G)
                                                                                           ------

22

                                             Rate                          Par/Shares      Value
----------------------------------------------------------------------------------------------
     Telecommunications -- 1.3%
     E. Spire Communications Incorporated      14.75%                             4 shs  $ 3,000(C),(D)
     Nextlink Communications, LLC              14%                               51        2,711(D),(G)
     Viasystems Group Incorporated             10.75%                             2           37(G)
                                                                                          ------
                                                                                           5,748
                                                                                          ------
     Total Preferred Stocks  (Identified Cost -- $46,800)                                 39,062
------------------------------------------------------------------------------------------------
Warrants(B) -- 0.9%
     Advanced Radio Telecom Corporation                                          30 wts      210
     American Mobile Satellite Corporation                                        2            0
     Apparel Ventures, Inc.                                                       3            0
     Brill Media Company LLC                                                     86            3
     Convergent Communications Incorporated                                      12            0
     Covad Communication Group Incorporated                                       6           29
     Diva Systems Corporation                                                    12            0
     Firstcom Corporation                                                        88            0
     Firstworld Communications Incorporated                                       4            0
     Global Telesystems Group, Inc.                                               5            0
     Globalstar Telecommunications                                                3           75
     Golden Ocean Group Ltd.                                                      7            0
     MGC Communications Incorporated                                              4            0
     Mentus Media Corporation                                                    22            0
     Pegasus Communications Corporation                                           4           10
     Primus Telecommunications Group                                              3            0
     Relax the Back Corporation                                                 654            6
     Source Media Inc.                                                           56          542
     Spanish Broadcasting System                                                 14        2,160
     Splitrock Services Incorporated                                              5           55
     Star Choice Communications                                                  93          162
     Unigene Labs, Inc.-D                                                       125            0
     Unigene Labs, Inc.-C                                                       125            0
     V2 Music Holdings                                                            7            0
     Verio Incorporated                                                          36          792
                                                                                          ------
     Total Warrants  (Identified Cost-- $4,407)                                            4,044
------------------------------------------------------------------------------------------------


Legg Mason Income Trust, Inc.

High Yield Portfolio -- Continued


                                                                           Par/Shares      Value
------------------------------------------------------------------------------------------------
Repurchase Agreements -- 6.0%
     Lehman Brothers, Inc.
       5.10%, dated 12/31/98, to be repurchased at $25,989 on 1/4/99
       (Collateral: $25,000 Federal Home Loan Bank Notes, 7.01% due 1/29/18,
       value $26,396; $835 Freddie Mac Medium-term Notes, 5.90% due 12/02/05, value $839)
       (Identified Cost-- $25,974)                                         $ 25,974      $25,974
------------------------------------------------------------------------------------------------
     Total Investments -- 98.9% (Identified Cost -- $417,045)                            429,086
     Other Assets Less Liabilities-- 1.1%                                                  4,861
                                                                                          ------
     Net assets consisting of:
     Accumulated paid-in capital applicable to:
       29,477 Primary Shares outstanding                                   $460,356
            4 Navigator Shares outstanding                                       91
     Undistributed net investment income                                         59
     Accumulated net realized loss on investments                           (38,600)
     Unrealized appreciation of investments                                  12,041
                                                                             ------
     Net assets-- 100.0%                                                                $433,947
                                                                                        --------
     Net asset value per share:
       Navigator Class                                                                    $14.67
                                                                                          ------
-----------------------------------------------------------------------------------

(A) Yankee bond -- Dollar-denominated bond issued in the U.S. by foreign entities.

(B)    Non-income producing

(C)    Private placement

(D) Rule 144a security -- A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. These securities represent 17.06% of net assets.

(E) Zero-coupon security -- A bond or preferred stock with no periodic interest payments or dividends which is sold at such a discount as to produce a current yield to maturity.

(F) Stepped coupon security -- A bond or preferred stock which amortizes to par by a specified date at which time it begins to accrue interest or pay dividends.

(G) Payment-in-kind ("PIK") security -- A bond or preferred stock in which interest during the initial years is paid in additional PIK bonds or preferred stock rather than in cash.

(H) Indexed security -- The rate of interest on this type of security is tied to the London Interbank Offer Rate (LIBOR). The coupon rate shown is the rate as of December 31, 1998.

(I) Illiquid security valued at fair value under procedures adopted by the Board of Directors.

N.M.   Not meaningful

     See notes to financial statements.

Statements of Operations
Legg Mason Income Trust, Inc.
(Amounts in Thousands)

                                                                  Year Ended 12/31/98
----------------------------------------------------------------------------------------------
                                                   U.S. Government Investment Grade       High
                                                  Intermediate-Term     Income            Yield
                                                      Portfolio        Portfolio        Portfolio
----------------------------------------------------------------------------------------------
Investment Income:
     Interest                                        $20,968           $9,444           $38,965
     Dividends                                            78              112             5,272
                                                     -------           ------           -------
        Total income                                  21,046            9,556            44,237
                                                     -------           ------           -------

Expenses:
     Management fee                                    1,836              858             3,036
     Distribution and service fees                     1,629              714             2,329
     Transfer agent and shareholder servicing expense    164              100               239
     Audit and legal fees                                 66               41                59
     Custodian fee                                       154              129               151
     Directors' fees                                      12                6                12
     Registration fees                                    35               27                92
     Reports to shareholders                              39               35                54
     Other expenses                                       28               19               120
                                                     -------           ------           -------
                                                       3,963            1,929             6,092
        Less fees waived                                (668)            (501)               --
                                                     -------           ------           -------
        Total expenses, net of waivers                 3,295            1,428             6,092
                                                     -------           ------           -------
     Net Investment Income                            17,751            8,128            38,145
                                                     -------           ------           -------
Net Realized and Unrealized Gain (Loss) on Investments:
     Realized gain (loss) on:
        Investments                                    4,293            2,619           (38,643)
        Options                                          920              691                --
        Futures                                         (499)             495                --
                                                     -------           ------           -------
                                                       4,714            3,805           (38,643)
                                                     -------           ------           -------
     Change in unrealized appreciation (depreciation)
      of investments, options and futures             (1,083)          (2,304)          (13,340)
                                                     -------           ------           -------
     Net Realized and Unrealized Gain (Loss)
       on Investments                                  3,631            1,501           (51,983)
-----------------------------------------------------------------------------------------------
     Change in Net Assets Resulting
       from Operations                               $21,382           $9,629          $(13,838)
-----------------------------------------------------------------------------------------------

     See notes to financial statements.

Statements of Changes in Net Assets
Legg Mason Income Trust, Inc.
(Amounts in Thousands)

                                       U.S. Government       Investment Grade           High
                                       Intermediate-Term          Income                Yield
                                           Portfolio             Portfolio            Portfolio
                                   ----------------------  -------------------   -------------------
                                           Years Ended          Years Ended          Years Ended
                                     12/31/98   12/31/97   12/31/98   12/31/97   12/31/98   12/31/97
----------------------------------------------------------------------------------------------------
Change in Net Assets:
     Net investment income         $  17,751    $ 17,534   $ 8,128  $   6,380   $ 38,145   $ 26,378
     Net realized gain (loss)
       on investments,
       options and futures             4,714        (465)    3,805      1,468    (38,643)     4,465
     Change in unrealized
       appreciation (depreciation)
       of investments,
       options and futures            (1,083)      2,985    (2,304)     2,295    (13,340)    14,202
----------------------------------------------------------------------------------------------------
     Change in net assets
       resulting from operations      21,382      20,054     9,629     10,143    (13,838)    45,045
     Distributions to shareholders:
       From net investment income:
         Primary Class               (16,959)    (16,688)   (8,112)    (6,363)   (38,214)   (26,212)
         Navigator Class                (462)       (460)      (16)       (17)       (10)        --
       From net realized gain
         on investments                   --          --    (2,851)        --       (359)    (1,943)
       In excess of net investment
         income:
         Primary Class                  (323)       (376)       --         --         --         --
         Navigator Class                  (7)        (10)       --         --         --         --
     Change in net assets from
     Fund share transactions:
         Primary Class                48,243       4,674    48,378     26,418    104,134    131,145
         Navigator Class                (671)       (256)        4         --         91         --
----------------------------------------------------------------------------------------------------
     Change in net assets             51,203       6,938    47,032     30,181     51,804    148,035

Net Assets:
     Beginning of year               308,866     301,928   122,352     92,171    382,143    234,108
----------------------------------------------------------------------------------------------------
     End of year                    $360,069    $308,866  $169,384   $122,352   $433,947   $382,143
----------------------------------------------------------------------------------------------------
     Undistributed net
       investment income                $ --        $ --      $ 72      $  72      $  59    $   198
----------------------------------------------------------------------------------------------------

     See notes to financial statements.

Financial Highlights
Legg Mason Income Trust, Inc.

    Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.

                                                                          Investment Operations
                                                               ------------------------------------------
                                                                             Net Realized
                                                                            and Unrealized
                                                Net Asset         Net       Gain (Loss) on        Total
                                                  Value,       Investment    Investments,         From
                                                Beginning       Income         Options          Investment
                                                 of Year        (Loss)        and Futures       Operations
-------------------------------------------------------------------------------------------------------------
U.S. Government Intermediate-Term Portfolio
     --Navigator Class
       Years Ended Dec. 31,
-------------------------------------------------------------------------------------------------------------
       1998                                      $10.40        $ .61(A)        $  .11            $  .72
       1997                                       10.31          .65(A)           .09               .74
       1996                                       10.47          .67(A)          (.16)              .51
       1995                                        9.72          .62(A)           .75              1.37
       1994(C)                                     9.72          .05(A)            --               .05


Investment Grade Income Portfolio
     --Navigator Class
       Years Ended Dec. 31,
       1998                                      $10.59        $ .66(B)        $  .12            $  .78
       1997                                       10.22          .71(B)           .37              1.08
       1996                                       10.44          .70(B)          (.22)              .48
       1995(D)                                    10.32          .03(B)           .12               .15

High Yield Portfolio
     --Navigator Class
       Period Ended Dec. 31,
-------------------------------------------------------------------------------------------------------------
       1998(E)                                   $16.85       $  .86           $(1.98)           $(1.12)

-------------------------------------------------------------------------------------------------------------------------



                                                                       Distributions
                                                  -------------------------------------------------------

                                                                                  From
                                                     From        In Excess         Net                       Net Asset
                                                      Net         of Net        Realized                       Value,
                                                  Investment    Investment       Gain on       Total           End of
                                                    Income        Income       Investments  Distributions       Year
-------------------------------------------------------------------------------------------------------------------------
U.S. Government Intermediate-Term Portfolio
     --Navigator Class
       Years Ended Dec. 31,
-------------------------------------------------------------------------------------------------------------------------
       1998                                        $ (.60)        $(.01)          $--        $ (.61)          $10.51
       1997                                          (.64)         (.01)           --          (.65)           10.40
       1996                                          (.66)         (.01)           --          (.67)           10.31
       1995                                          (.62)           --            --          (.62)           10.47
       1994(C)                                       (.05)           --            --          (.05)            9.72


Investment Grade Income Portfolio
     --Navigator Class
       Years Ended Dec. 31,
       1998                                        $ (.66)          $--         $(.19)       $ (.85)          $10.52
       1997                                          (.71)           --            --          (.71)           10.59
       1996                                          (.70)           --            --          (.70)           10.22
       1995(D)                                       (.03)           --            --          (.03)           10.44

High Yield Portfolio
     --Navigator Class
       Period Ended Dec. 31,
-------------------------------------------------------------------------------------------------------------------------
       1998(E)                                     $(1.05)         $ --         $(.01)       $(1.06)          $14.67

--------------------------------------------------------------------------------------------------------------------------



                                                                              Ratios/Supplemental Data
                                                    ----------------------------------------------------------------------

                                                                                    Net
                                                                                 Investment                   Net Assets,
                                                                Expenses       Income (Loss)    Portfolio       End of
                                                     Total     to Average        to Average      Turnover        Year
                                                    Return     Net Assets        Net Assets        Rate     (in thousands)
--------------------------------------------------------------------------------------------------------------------------
U.S. Government Intermediate-Term Portfolio
     --Navigator Class
       Years Ended Dec. 31,
--------------------------------------------------------------------------------------------------------------------------
       1998                                          7.16%       .46%(A)          5.85%(A)         356%        $  7,340
       1997                                          7.45%       .45%(A)          6.40%(A)         252%           7,914
       1996                                          5.09%       .42%(A)          6.47%(A)         354%           8,082
       1995                                         14.45%       .44%(A)          6.08%(A)         290%           4,184
       1994(C)                                        .50%(F)    .40%(A),(G)      6.44%(A),(G)     316%(G)        4,024


Investment Grade Income Portfolio
     --Navigator Class
       Years Ended Dec. 31,
       1998                                          7.57%       .45%(B)          6.24%(B)         279%           $ 255
       1997                                         10.95%       .43%(B)          6.87%(B)         259%             252
       1996                                          4.88%       .41%(B)          6.99%(B)         383%             243
       1995(D)                                       1.42%(F)    .40%(B),(G)      6.73%(B),(G)     221%(G)          249

High Yield Portfolio
     --Navigator Class
       Period Ended Dec. 31,
-------------------------------------------------------------------------------------------------------------------------
       1998(E)                                     (6.91)%       .79%(G)          8.68%(G)         107%(G)        $  65
-------------------------------------------------------------------------------------------------------------------------

(A) Net of fees waived by LMFA for expenses in excess of voluntary limitations of: 0.4% until April 30, 1995; 0.45% until April 30, 1996; and 0.50% until May 1, 1999. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets for each period would have been as follows: 1998, .65%; 1997, .66%; 1996, .69%; 1995,
       .74%; and 1994, .66%.

(B) Net of fees waived by LMFA for expenses in excess of voluntary limitations of: 0.4% until April 30, 1996 and 0.50% until May 1, 1999. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets for each period would have been as follows:
       1998, .80%; 1997, .82%; 1996, .88%; and 1995, .82%.

(C) For the period December 1, 1994 (commencement of sale of Navigator Shares) to December 31, 1994.

(D) For the period December 1, 1995 (commencement of sale of Navigator Shares) to December 31, 1995.

(E) For the period February 1, 1994 (commencement of sale of Navigator Shares) to December 31, 1994.

(F)    Not annualized

(G)    Annualized

     See notes to financial statements.

Notes to Financial Statements
Legg Mason Income Trust, Inc.
(Amounts in Thousands)

--------------------------------------------------------------------------------
1. Significant Accounting Policies:
         The Legg Mason Income Trust, Inc. ("Corporation"), consisting of the U.S. Government Intermediate-Term Portfolio ("Government Intermediate"), the Investment Grade Income Portfolio ("Investment Grade"), the High Yield Portfolio ("High Yield"), and the U.S. Government Money Market Portfolio ("Government Money Market") (each a "Fund"), is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified investment company.
         The Government Intermediate, Investment Grade and High Yield Portfolios consist of two classes of shares: Primary Class, offered since 1987, and Navigator Class, offered to certain institutional investors since December 1, 1994, December 1, 1995, and May 5, 1998, respectively. The income and expenses of each of these Funds are allocated proportionately to the two classes of shares based on daily net assets, except for Rule 12b-1 distribution fees, which are charged only on Primary Class shares, and transfer agent and shareholder servicing expenses, which are determined separately for each class.

     Security Valuation
         Securities owned by Government Intermediate, Investment Grade and High Yield for which market quotations are readily available are valued at current market value. In determining fair value, the Board and management consider all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market of the investments existed, and the differences could be material. At December 31, 1998, $18,012 or 4.2% of the High Yield Portfolio's net assets, were valued by management in accordance with the procedures adopted by the Board of Directors. Securities with remaining maturities of 60 days or less are valued at amortized cost by each Fund.
         With respect to High Yield, where a security is traded on more than one market, which may include foreign markets, the securities are generally valued on the market considered by the Fund's adviser to be the primary market. The Fund will value its foreign securities in U.S. dollars on the basis of the then-prevailing exchange rates.

     Investment Income and Distributions to Shareholders
         Interest income and expenses are recorded on the accrual basis. Bond premiums are amortized for financial reporting and federal income tax purposes. Bond discounts, other than original issue and zero-coupon bonds, are not amortized. Dividend income and distributions to shareholders are allocated at the class level and are recorded on the ex-dividend date. Dividends from net investment income will be declared daily and paid monthly for each Fund except High Yield which will declare and pay dividends monthly. Net capital gain distributions, which are calculated at a Fund level, are declared and paid after the end of the tax year in which the gain is realized. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations. At December 31, 1998, accrued dividends payable were as follows: Government Intermediate, $79; Investment Grade, $33; and High Yield, $231. There were no capital gain distributions payable at December 31, 1998.

--------------------------------------------------------------------------------
     Security Transactions
         Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes. At December 31, 1998, receivables for securities sold and payables for securities purchased for each Fund were as follows:

                               Receivable for        Payable for
                               Securities Sold  Securities Purchased
     ---------------------------------------------------------------
     Government Intermediate       $5,088             $21,906
     Investment Grade               3,675              22,449
     High Yield                        --               3,840


     Federal Income Taxes
         No provision for federal income or excise taxes is required since each Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income to its shareholders.

     Use of Estimates
         The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2.   Investment Transactions:
         For the year ended December 31, 1998, investment transactions (excluding short-term investments) were as follows:

                                               Purchases                     Proceeds from Sales
                                 U.S. Gov't. Securities    Other    U.S. Gov't. Securities    Other
     ----------------------------------------------------------------------------------------------
     Government Intermediate         $1,115,936        $ 116,952        $1,108,202         $ 58,357
     Investment Grade                   381,379           48,594           345,592           43,600
     High Yield                              --          564,616                --          468,781


         At December 31, 1998, cost, gross unrealized appreciation and gross unrealized depreciation based on the cost of securities for federal income tax purposes for each Fund were as follows:

                                                                          Net Appreciation/
                                      Cost     Appreciation (Depreciation) (Depreciation)
     --------------------------------------------------------------------------------------
     Government Intermediate       $370,407      $ 5,696     $ (2,545)       $ 3,151
     Investment Grade               180,663        3,884       (2,870)         1,014
     High Yield                     417,424       72,713      (61,051)        11,662

          Unused capital loss carryforwards for federal income tax purposes at December 31, 1998 were as follows: Government Intermediate, $4,790 which expires 2002 and $699 which expires 2003 and High Yield, $10,825 which expires 2006. Investment Grade has no capital loss carryforwards.

--------------------------------------------------------------------------------
Notes to Financial Statements -- Continued
Legg Mason Income Trust, Inc.


--------------------------------------------------------------------------------
3. Repurchase Agreements:
        All repurchase agreements are fully collateralized by obligations issued by the U.S. government or its agencies and such collateral is in the possession of the Funds' custodian. The value of such collateral includes accrued interest. Risks arise from the possible delay in recovery or potential loss of rights in the collateral should the issuer of the repurchase agreement fail financially. The Funds' investment adviser, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

4. Options and Futures:
         As part of their investment programs, Government Intermediate and Investment Grade may utilize options and futures. Options may be written
     (sold) or purchased by these Funds. When a Fund purchases a put or call option, the premium paid is recorded as an investment and its value is marked-to-market daily. When a Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability and its value is marked-to-market daily.
         When options, whether written or purchased, expire, are exercised or are closed (by entering into a closing purchase or sale transaction), the Fund realizes a gain or loss as described in the chart below.

     Purchased option:             Impact on the Fund:
     The option expires            Realize a loss in the amount of the cost of the option.
     ------------------------------------------------------------------------------------------
     The option is closed through  Realize a gain or loss depending on whether the proceeds
     a closing sale transaction    from the closing sale transaction are greater or less than the cost of the option.
     ------------------------------------------------------------------------------------------
     The Fund exercises a call     The cost of the security purchased through the exercise of
     option                        the option will be increased by the premium originally paid to purchase the option.
     ------------------------------------------------------------------------------------------
     The Fund exercises a put      Realize a gain or loss from the sale of the underlying
     option                        security. The proceeds of that sale will be reduced by the premium originally paid to purchase the put option.
     ------------------------------------------------------------------------------------------
     Written option:               Impact on the Fund:
     The option expires            Realize a gain equal to the amount of the premium received.
     ------------------------------------------------------------------------------------------
     The option is closed through  Realize a gain or loss without regard to any unrealized gain
     a closing purchase            or loss on the underlying security and eliminate the option
     transaction                   liability. The Fund will realize a loss in this transaction if the cost of the closing purchase exceeds the premium
                                   received when the option was written.
     ------------------------------------------------------------------------------------------
     A written call option is      Realize a gain or loss from the sale of the underlying
     exercised by the option       security. The proceeds of that sale will be increased by the
     purchaser                     premium originally received when the option was written.
     ------------------------------------------------------------------------------------------
     A written put option is       The amount of the premium originally received will reduce
     exercised by the option       the cost of the security that the Fund purchased when the
     purchaser                     option was exercised.
     ------------------------------------------------------------------------------------------


         The risk associated with purchasing options is limited to the premium originally paid. Options written by a Fund involve, to varying degrees, risk of loss in excess of the option value reflected in the Statement of Net Assets. The risk in writing a covered call option is that a Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk a Fund may not be able to enter into a closing transaction because of an illiquid secondary market or, for over-the-counter options, because of the counterparty's inability to perform.

--------------------------------------------------------------------------------
         Call and put options written by the Funds and related premiums received during the period were as follows:

                                                  Calls                  Puts
                                         --------------------------------------------
                                           Actual                 Actual
Government Intermediate                  Contracts   Premiums   Contracts    Premiums
-------------------------------------------------------------------------------------
Options outstanding, December 31, 1997        60       $  7         --       $   --
Options written                            1,544        746       1,702         800
Options closed                            (1,454)      (703)     (1,233)       (625)
Options expired                             (150)       (50)       (229)        (23)
Options exercised                             --         --         (58)        (25)
-------------------------------------------------------------------------------------
Options outstanding, December 31, 1998        --        $--         182      $  127
-------------------------------------------------------------------------------------

                                                  Calls                  Puts
-------------------------------------------------------------------------------------
                                          Actual                  Actual
Investment Grade                        Contracts    Premiums   Contracts    Premiums
-------------------------------------------------------------------------------------
Options outstanding, December 31, 1997       --        $ --         22       $   19
Options written                           2,551         494        654          476
Options closed                             (654)       (389)      (477)        (352)
Options expired                          (1,820)        (55)      (125)         (60)
Options exercised                           (60)        (34)       (26)          (7)
-------------------------------------------------------------------------------------
Options outstanding, December 31, 1998       17        $ 16         48       $   76
-------------------------------------------------------------------------------------

         Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses and the Fund recognizes a realized gain or loss when the contract is closed. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.
         The Funds enter into futures contracts as a hedge against anticipated changes in interest rates. There are several risks in connection with the use of futures contracts as a hedging device. Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. The change in the value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in the value of the hedged instruments. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market.
         The open futures positions and related appreciation or depreciation at December 31, 1998 are listed at the end of U.S. Government Intermediate's and Investment Grade's respective "Statement of Net Assets."

5. Financial Instruments:

     Forward Currency Exchange Contracts
         As part of its investment program, High Yield may utilize forward currency exchange contracts. The nature and risks of these financial instruments and the reasons for using them are set forth more fully in the Corporation's Prospectus and Statement of Additional Information.
         Forward foreign currency contracts are marked-to-market daily using foreign currency exchange rates supplied by an independent pricing service. The change in a contract's market value is recorded by High Yield as an unrealized gain or loss. When the contract is closed or delivery is taken, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
         The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's securities, but it does establish a rate of exchange that can be achieved in the future. These forward foreign currency contracts involve market risk in excess of amounts reflected in the Financial Statements. Although forward foreign currency contracts used for hedging purposes limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the

--------------------------------------------------------------------------------
Notes to Financial Statements -- Continued
Legg Mason Income Trust, Inc.


--------------------------------------------------------------------------------
     Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund's adviser will enter into forward foreign currency contracts only with parties approved by the Board of Directors because there is a risk of loss to the Fund if the counterparties do not complete the transaction.
         At December 31, 1998, there were no open forward currency exchange contracts in High Yield.

6. Transactions with Affiliates:
         Each Fund has a management agreement with Legg Mason Fund Adviser, Inc. ("LMFA"). Pursuant to their respective agreements, LMFA provides the Funds with management and administrative services for which each Fund pays a fee, computed daily and payable monthly, at annual rates of each Fund's average daily net assets.
         LMFA has agreed to waive its fees to the extent each Fund's expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during any month certain annual rates. The following chart shows the annual rate of management fees; expense limits and their expiration dates; total management fees waived; and management fees payable for each Fund:

                                                                                   Year Ended
                                                                               December 31, 1998  At December 31, 1998
                                                                               ---------------------------------------
                                                                                   Management          Management
                              Management     Expense          Expense Limitation       Fees               Fee
     Fund                         Fee      Limitation           Expiration Date       Waived            Payable
-----------------------------------------------------------------------------------------------------------------------
     Government Intermediate     0.55%        0.50%        May 1, 1999, or until net  $668               $106
                                                           assets reach $400 million
     Investment Grade            0.60%        0.50%        May 1, 1999, or until net   501                 35
                                                           assets reach $150 million
     High Yield                  0.65%        None                     --               --                240

         Western Asset Management Company ("Adviser") serves as investment adviser to the Funds. The Adviser is responsible for the actual investment activity of each Fund. LMFA pays the Adviser a fee, computed daily and payable monthly, at an annual rate of: 40% of the management fee received by LMFA for Investment Grade and 77% for High Yield. For U.S. Government Intermediate, LMFA pays the Adviser a fee, computed daily and payable monthly, of 0.20% of its average daily net assets, not to exceed the fee received by LMFA.
         Legg Mason Wood Walker, Incorporated ("Legg Mason"), a member of the New York Stock Exchange, serves as distributor of the Funds. Legg Mason is obligated to pay certain expenses in connection with the offering of shares of the funds.
         Legg Mason also has an agreement with the Funds' transfer agent to assist it with some of its duties. For this assistance, Legg Mason was paid the following amounts by the transfer agent for the year ended December 31, 1998: Government Intermediate, $41; Investment Grade, $34 and High Yield, $65.
         LMFA, the Adviser and Legg Mason are corporate affiliates and are wholly owned subsidiaries of Legg Mason, Inc.

--------------------------------------------------------------------------------
7. Line of Credit:
         The Funds, along with certain other Legg Mason Funds, participate in a $150 million line of credit ("Credit Agreement") to be utilized as an emergency source of cash in the event of unanticipated, large redemption requests by shareholders. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the line of credit bear interest at prevailing short-term interest rates. For the year ended December 31, 1998, the Funds, other than High Yield, had no borrowings under the line of credit. High Yield utilized $15,000 during the month of September. The loan remained outstanding for fourteen days and had an average daily balance of $13,571. The weighted average rate of interest on the loan was 6.03% resulting in interest expense of $32.


8. Fund Share Transactions:
         At December 31, 1998, there were 150,000 shares authorized at $.001 par value for the Navigator Class of shares of the Corporation. Share transactions were as follows:

                                                                Reinvestment
                                                Sold          of Distributions     Repurchased         Net Change
                                           ---------------   ----------------   ---------------      -------------
                                           Shares   Amount   Shares    Amount   Shares   Amount      Shares  Amount
-------------------------------------------------------------------------------------------------------------------
     Government Intermediate
     --Navigator Class
       Year Ended December 31, 1998          270     2,820     40       420      (373)   (3,911)      (63)   (671)
       Year Ended December 31, 1997          444     4,554     44       454      (511)   (5,264)      (23)   (256)

     Investment Grade
     --Navigator Class
       Year Ended December 31, 1998           --        --     N.M.       4        --       --        N.M.      4
       Year Ended December 31, 1997           --        --     --        --        --       --         --      --

     High Yield
     --Navigator Class
       Period Ended December 31, 1998(A)      23       393     N.M.       6       (19)    (308)         4      91
-----------------------------------------------------------------------------------------------------------------

     (A) For the period May 5, 1998 (Commencement of sale of Navigator Shares) to December 31, 1998.
     N.M. Not meaningful

--------------------------------------------------------------------------------
Report of Independent Accountants



To the Shareholders and Directors of Legg Mason Income Trust, Inc.:

  In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of U.S. Government Intermediate-Term Portfolio, Investment Grade Income Portfolio and High Yield Portfolio (three of the four Portfolios comprising Legg Mason Income Trust, Inc., hereafter referred to as the "Funds") at December 31, 1998, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998, by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP


Baltimore, Maryland
February 26, 1999

Investment Manager
     Legg Mason Fund Adviser, Inc.
     Baltimore, MD

Investment Adviser
     Western Asset Management Company
     Pasadena, CA

Board of Directors
     John F. Curley, Jr., Chairman
     Edmund J. Cashman, Jr., Vice Chairman
     Richard G. Gilmore
     Arnold L. Lehman
     Dr. Jill E. McGovern
     T. A. Rodgers

Transfer and Shareholder Servicing Agent
     Boston Financial Data Services
     Boston, MA

Custodian
     State Street Bank & Trust Company
     Boston, MA

Counsel
     Kirkpatrick & Lockhart LLP Washington, D.C.

Independent Accountants
     PricewaterhouseCoopers LLP
     Baltimore, MD


     This report is not to be distributed unless preceded or accompanied by a prospectus.


                      Legg Mason Wood Walker, Incorporated
                     ----------------------------------------
                                100 Light Street
                     P.O. Box 1476, Baltimore, MD 21203-1476
                                410 o 539 o 0000
LMF-228